UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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TELULAR CORPORATION

(Name of Registrant as Specified In Its Charter)

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TELULAR CORPORATION
311 SOUTH WACKER DRIVE, SUITE 4300
CHICAGO, IL 60606
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 2, 2010
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Telular Corporation, a Delaware corporation (the “Company”), will be held on Tuesday, February 2, 2010, at 8:30 a.m. local time, at Paces West, located at 2727 Paces Ferry Rd., SE, Building One Conference Room (lower level), Atlanta, Georgia 30339, for the purpose of considering and acting upon the following matters:
1.
Election of seven directors listed in this proxy statement to the Company’s Board of Directors to serve until the next Annual Meeting of the Shareholders or until their successors have been duly elected and qualified.

2.	To approve the First Amended and Restated 2008 Employee Stock Incentive Plan and to increase the number of shares of common stock reserved for issuance under the plan by 650,000.
3.	To approve the Second Amended and Restated Non-Employee Director Stock Incentive Plan and to increase the number of shares of common stock reserved for issuance under the plan by 80,000.
4.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the fiscal year ending September 30, 2010.
5.	Such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.
The matters set forth above are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Shareholders.
The Board of Directors has fixed the close of business on December 7, 2009, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders or any adjournment thereof. A list of such shareholders will be available for inspection at the Company’s headquarters located at 311 South Wacker Drive, Suite 4300, Chicago, IL 60606 during ordinary business hours for the ten-day period prior to the Annual Meeting of Shareholders.

By Order of the Board of Directors

/s/ Larry J. Ford Chairman of the Board
Chicago, Illinois
December 18, 2009
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO VOTING BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

TELULAR CORPORATION
PROXY STATEMENT FOR 2010
ANNUAL MEETING OF SHAREHOLDERS
The enclosed proxy is solicited by the Board of Directors of Telular Corporation, a Delaware corporation, for use at the Company’s Annual Meeting of Shareholders to be held on Tuesday, February 2, 2010, at 8:30 a.m. local time (the “Annual Meeting”), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders (the “Notice”). The enclosed proxy, Proxy Statement and Notice will be made available to shareholders on or about December 22, 2009. The Annual Meeting will be held at Paces West, located at 2727 Paces Ferry Rd., SE, Building One Conference Room (lower level), Atlanta, Georgia 30339. The Company’s principal executive offices are located at 311 South Wacker Drive, Suite 4300, Chicago, Illinois 60606. The Company’s telephone number at that address is (312) 379-8397.
Mailing and Electronic Notice
Mailing
The Company will mail the enclosed proxy card, Proxy Statement, annual report and the Annual Report filed with the SEC on Form 10-K (“proxy materials”) to its shareholders of record on or about December 22, 2009. Shareholders of record will have the ability to vote electronically and view all proxy materials online at the www.proxyvote.com website. A consent form will also be included in the mailing for any shareholders of record who wish to elect to receive all materials over the Internet next year.
Electronic Notice
Pursuant to the rules promulgated by the SEC, the Company has elected to provide access to all of the proxy materials to its beneficial owners over the Internet. Accordingly, the Company will mail a Notice of Internet Availability of Proxy materials (“Notice of Internet Availability”) to its beneficial owners on December 22, 2009.
On the date of mailing of the Notice of Internet Availability, all beneficial owners will have the ability to access all of the proxy materials at the www.proxyvote.com website. These proxy materials will be available free of charge. The Notice of Internet Availability will identify the date, time and location of the Annual Meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free number, an e-mail address and a website where beneficial owners can request a paper or e-mail copy of the proxy materials; and instructions on how to vote by internet or in person.
Voting Rights and Solicitation of Proxies
The Company’s Common Stock is the only class of security entitled to vote at the Annual Meeting. As of the close of business on December 7, 2009, 14,933,938 shares of the Company’s Common Stock were issued and outstanding. Each shareholder is entitled to one vote for each share of Common Stock held of record by such shareholder as of the close of business on December 7, 2009. Consequently, only shareholders of record at the close of business on December 7, 2009, are entitled to notice of, and to vote at, the Annual Meeting. All shares represented by valid proxies that are received prior to the Annual Meeting and are not subsequently revoked will be voted, and voted in accordance with the directions specified in the proxy. See Votes Required for a description of the treatment of proxies in which no directions are specified. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.
Revocability of Proxies
Any shareholder who has executed and returned a proxy may revoke it at any time before the proxy is voted. The proxy may be revoked by filing with the Secretary of the Company at the Company’s principal executive office a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Quorum
The Company’s bylaws provide that the holders of fifty percent (50%) of the Company’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.
Votes Required
Election of Directors — Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee’s total. In the event that no directions are specified, valid proxies that are not revoked will be voted FOR the nominees identified in this Proxy Statement. Each of the nominees identified in this Proxy Statement has consented to being named in this Proxy Statement and to serve if elected. To the knowledge of the Company’s Board of Directors, as of the date of this Proxy Statement, no nominee intends to decline service as a director or will prove unable to serve as a director. The Board of Directors recommends that shareholders vote FOR the election of each director.
All other matters — All other matters require for approval the affirmative vote of a majority of those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions will be counted as votes against approval. Broker non-votes will be counted as neither votes for nor votes against approval.
Solicitation
The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this Proxy Statement, the Notice of Internet Availability, the proxy and any additional soliciting material furnished to shareholders. Soliciting material will be furnished to brokerage houses, fiduciaries, and custodians for forwarding to beneficial owners. The Company may reimburse such persons for their costs in forwarding the soliciting material. Directors, officers, employees or agents of the Company may supplement the original solicitation of proxies by mail through solicitation by telephone or other means. No additional compensation will be paid to these individuals for any such services. The Company will also employ a proxy solicitation service for a fee.

PROPOSAL 1
ELECTION OF DIRECTORS
The Company’s Board of Directors will consist of seven directors to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified. All nominees are currently members of the Company’s Board of Directors as of the meeting date.
The nominees, and certain information about them as of December 7, 2009, are set forth below.
Larry J. Ford, age 68, has served as a director of the Company since March 1994. Mr. Ford retired from ADC Telecommunications Inc. in July 2002. From October 1999 to July 2002, Mr. Ford was Senior Vice President and President of ADC’s Integrated Solutions Group. Mr. Ford was previously President and Chief Executive Officer of Information Advantage from April 1995 to August 1999. Prior to that time, Mr. Ford was employed by Systems Software Associates, Inc. as a Vice-Chairman from November 1994 to March 1995, and as the Chairman, Chief Executive Officer and President from August 1991 to October 1994. Prior to his service with Systems Software Associates, Inc., Mr. Ford worked for IBM for 28 years, his most recent position being Vice President of Information and Telecommunications Systems. Mr. Ford currently serves on the board of Cytonics Corp.
Lawrence S. Barker, age 57, has served as a director of the Company since November 2004. Mr. Barker is President and CEO of Aptela Corporation. From July 2006 until January 2007, Mr. Barker was President and CEO of Argent Networks Limited. Prior to that, Mr. Barker was President and CEO of Visual Networks, Inc. from April 2003 to April 2006. From October 1997 to April 2003, Mr. Barker was President, Software Systems Division for ADC Telecommunications. From July 1996 to October 1997, Mr. Barker was President for Stanford Associates Inc. From December 1994 to July 1996, Mr. Barker was President and CEO, Intelicom Division of Computer Sciences Corporation. Prior to that, Mr. Barker held a variety of positions with Computer Sciences Corporation and for other companies in the telecommunications industry. Mr. Barker is also a director of Interlink Electronics Corporation.
Joseph A. Beatty, age 46, has served as President and CEO of the Company since January 1, 2008. Prior to that, he was Executive Vice President since April 2007 and Chief Financial Officer and Secretary since May 2007. From June 2003 until June 2006 he was President and Chief Executive Officer of Concourse Communications Group, a privately-held developer and operator of distributed antenna systems and airport Wi-Fi networks. From March 2001 until May 2003, Mr. Beatty worked with Cardinal Growth L.P. on various acquisition projects and also acted as an Interim CFO for Novaxess B.V. From November 1996 until February 2001, Mr. Beatty was a co-founder and the CFO of Focal Communications Corporation, a competitive local exchange carrier. Earlier in his career, Mr. Beatty was a securities analyst and also held numerous technical management positions for a local exchange carrier.
Betsy Bernard, age 54, has served as director of the Company since July 30, 2007. Ms. Bernard retired from AT&T Corporation in December 2003 and since then has served on the boards of URS, UTC, Bearing Point and is currently serving on the boards of Principal Financial Group and Zimmer Group. From October 2002 to January 2004, Ms. Bernard served as the President of AT&T Corporation. From April 2001 to October 2002, Ms. Bernard led the 12,000 employees of AT&T Consumer. Prior to joining AT&T, Ms. Bernard held senior executive positions with Qwest Communications, US WEST and Avirnex Communications Group.
Brian J. Clucas, age 51, has served as director since October 2003. Mr. Clucas is Vice President, Audit Services for Illinois Tool Works Inc., a position he has held since May 2002. From September 1994 to April 2002, Mr. Clucas was an Audit & Business Advisory Partner for Arthur Andersen LLP. Prior to that, Mr. Clucas held a variety of positions with Arthur Andersen LLP for the preceding 14 years.
Jeffrey Jacobowitz, age 40, is the founder and managing partner of Simcoe Partners. Mr. Jacobowitz is also a Managing Director with Robotti & Company where since June 2002 he has served as an advisor to a number of investment management firms in the United States and Canada. From November 1999 to May 2002, Mr. Jacobowitz was an analyst with Naples, Florida based Private Capital Management. From September 1996 to November 1999, Mr. Jacobowitz was an analyst with Robotti & Company. Prior to that Mr. Jacobowitz was a Senior Accountant with Deloitte & Touche LLP. Mr. Jacobowitz is a graduate of the University of Maryland (UMBC) and is a Certified Public Accountant.

M. Brian McCarthy, age 57, has served as a director since July 30, 2007. He is presently the Chairman of Trax Technologies, Inc. From March 2006 to July 2008, Mr. McCarthy was Executive Chairman of 180 Connect Inc. Before that, he served as Executive Vice President of Technology and Business Strategy at General Electric and as President Enterprise Systems Division of GE. Mr. McCarthy also served as Chief Executive Officer, Americas at Interlogix until the company was acquired by General Electric in 2002. Prior to Interlogix, Mr. McCarthy was Senior Executive Vice President for ADT Security Systems, the world leader in commercial and residential security monitoring, where for over 15 years he held progressively senior positions including Senior Vice President of Marketing and Chief Strategy Officer. Mr. McCarthy is also a director of uControl.
There are no family relationships among any officers and directors of the Company.
Board Committees and Meetings
The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Governance Committee.
Audit Committee
The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities concerning the Company’s financial reporting process and system of internal controls. It also facilitates communication among the Audit Committee, the Board of Directors, the outside auditors and Company management. The Board of Directors certifies that it has adopted a written charter for the Audit Committee. The Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. The charter outlines the various duties and responsibilities of the Audit Committee and is available on the Company’s website at www.telular.com. The Audit Committee currently consists of Mr. Clucas, Committee Chairman, Mr. Barker, Mr. Jacobowitz and Mr. McCarthy, each of whom qualifies as an independent director, as that term is used in Exchange Act Rule 10A-3(b)(1) and in the NASDAQ listing standards. The Audit Committee met six times during the fiscal year ended September 30, 2009. The Board of Directors has determined that the Company has at least two financial experts (Mr. Clucas and Mr. Jacobowitz), as defined by Item 407(d)(5) of Regulation S-K, serving on its Audit Committee. The Company certifies that it has, and will continue to have, at least one Audit Committee member who has past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background that evidences financial sophistication.
Compensation Committee
The Compensation Committee is responsible for establishing the compensation policy and specific compensation plans for the executive officers and directors of the Company. This responsibility includes establishing performance targets and assessing the achievement of targets for incentive compensation. The Board of Directors certifies that it has adopted a written charter for the Compensation Committee and the Compensation Committee has reviewed and assessed the adequacy of the charter. The charter is available on the Company’s website at www.telular.com. The Compensation Committee utilizes compensation survey data from outside sources to determine appropriate compensation for Company executives. Management plays no role in the decision making process for CEO compensation. The CEO does provide recommendations to the Compensation Committee regarding the compensation of other executive officers. With respect to employees other than executive officers, the Compensation Committee reviews and approves management recommendations concerning employee stock options and bonuses. The Committee has delegated to management, the authority to grant up to 10,000 options to new employees, subject to notification of such grants at the next Compensation Committee meeting. The Compensation Committee currently consists of Mr. McCarthy, Committee Chairman, Ms. Bernard, Mr. Ford and Mr. Jacobowitz, each of whom is an independent director as defined in the NASDAQ listing standards. The Compensation Committee met four times during the fiscal year ended September 30, 2009.

Nominating and Governance Committee
The Nominating and Governance Committee sources and recommends qualified individuals to become board members of the Company when vacancies occur or if additional board expertise is required. In addition, the Nominating and Governance Committee oversees the major governance policies of the Company and evaluates the effectiveness of Director and Board performance. The Board of Directors certifies that it has adopted a written charter for the Nominating and Governance Committee and that the Nominating and Governance Committee has reviewed and assessed the adequacy of the charter. The Board of Directors has also established Corporate Governance Guidelines to demonstrate how the Company views the importance and scope of corporate governance. Both the charter and the Corporate Governance Guidelines are available on the Company’s website at www.telular.com. In assessing potential director nominees, the committee will consider individuals who have demonstrated exceptional ability and judgment and who will be most effective, in conjunction with the other nominees and board members, in collectively serving the long-term interests of the stockholders. The Nominating and Governance Committee also will consider any potential conflicts of interest. All director nominees must possess a reputation for the highest personal and professional ethics, integrity and values. In addition, nominees must also be willing to devote sufficient time and effort in carrying out their duties and responsibilities effectively and should be committed to serving on the board for an extended period of time. The Nominating and Governance Committee evaluates director nominees on the same basis as shareholder nominees. The Nominating and Governance Committee recommends nominees to the board of directors each year for election as director at the annual meeting of stockholders. The members of the Nominating and Governance Committee are Mr. Barker, Committee Chairman, Ms. Bernard, Mr. Clucas and Mr. Jacobowitz. Each of the members of the Nominating and Governance Committee is an independent director as that term is used in the NASDAQ listing standards. The Nominating and Governance Committee met four times during the fiscal year ended September 30, 2009.
Shareholder Nominations to the Board of Directors
The Nominating and Governance Committee will consider persons recommended by shareholders in selecting nominees for election to the Board of Directors. Shareholders who wish to suggest qualified candidates should write to: Telular Corporation, 311 S. Wacker Drive, Suite 4300, Chicago, IL 60606, Attention: Larry Barker, Nominating and Governance Committee Chairman. All recommendations should state in detail the qualification of such persons for consideration by the independent directors and should be accompanied by an indication of the person’s willingness to serve.
Board Meetings and Attendance
During the fiscal year ended September 30, 2009, the Board of Directors held 12 meetings. Each incumbent member of the Board of Directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period during which he was a director, and (ii) the total number of meetings held by all committees of the Board of Directors on which he served during the period that he was a committee member. Each member of the Board of Directors attended last year’s Annual Meeting of Shareholders. Company policy requires all of the current directors to make a best effort to attend the next Annual Meeting of Shareholders on February 2, 2010.
Shareholder Communications to the Board
The Company has a process in place to immediately forward all communications addressed to its Board of Directors and received by the Company to its Chairman (currently Mr. Ford), who then distributes such communications to the other directors. Shareholders who wish to communicate with the board may do so by mailing communications to Telular Corporation, 311 S. Wacker Drive, Suite 4300, Chicago, IL 60606, Attn: Mr. Larry J. Ford.
Director Independence
The Board of Directors has determined that during fiscal year 2009, Mr. Barker, Ms. Bernard, Mr. Clucas, Mr. Ford, Mr. Jacobowitz and Mr. McCarthy were independent as defined in Rule 4200(a) of the NASDAQ listing standards (each, an “Independent Director”). Furthermore, Mr. Clucas, Mr. Barker, Mr. Jacobowitz and Mr. McCarthy were determined to be independent as defined in Exchange Act Rule 10A-3(b)(1), in relation to their service on the Audit Committee.
Mr. Beatty is an employee of the Company and is therefore, not an Independent Director.

Director Compensation
Non-employee directors of the Company were compensated during fiscal 2009 for their service in the form of an annual cash retainer fee ($15,000), and cash meeting fees ($500, if participating by teleconferencing, and $1,000, if participating in person). For fiscal year 2009, the entire equity component of director compensation was made in the form of restricted stock units (“RSU’s”) rather than a combination of restricted stock and stock options, though the total value of the equity compensation remained the same. The value of this equity for fiscal 2009 was $35,000 for each non-employee director, with an incremental value of $1,000 for the chairmen of the Compensation Committee and the Nominating and Governance Committee, an incremental $5,000 for the chairman of the Audit Committee, and an incremental $10,000 for the Chairman of the Board.
All directors are reimbursed for reasonable expenses incurred in connection with their service.
Directors of the Company who are employees of the Company receive no compensation for serving on the Board of Directors. Mr. Beatty is a director and employee of the Company as of the meeting date and therefore, neither received, nor will receive additional compensation for his service as a director.

The following table and footnotes provide information regarding the compensation paid to the non-employee members of the Board of Directors in fiscal year 2009.

	Annual
	Retainer	Meeting	Stock
	Fee (1)	Fees	Awards (2)	Total
Name	($)	($)	($)	($)

Larry J. Ford	$18,750	$12,000	$45,000	$75,750

Brian J. Clucas	$18,750	$15,500	$40,000	$74,250

Lawrence S. Barker	$18,750	$13,500	$36,000	$68,250

Betsy J. Bernard	$18,750	$14,500	$35,000	$68,250

Jeffrey Jacobowitz (3)	$15,000	$9,500	$35,000	$59,500

M. Brian McCarthy	$18,750	$14,500	$36,000	$69,250

John E. Berndt (4)	$15,000	$3,000	$12,005	$30,005

(1)	The period covered by the Annual Retainer Fee was changed to coincide with the annual shareholders meeting; beginning on October 1, 2008 and ending on February 1, 2010.

(2)
The value shown reflects the dollar amount recognized in fiscal 2009 for financial reporting purposes utilizing the fair value determined under Financial Accounting Standard 123(R). The assumptions used in calculating these amounts are discussed in Notes 2 and 13 to our financial statements for the year ended September 30, 2009, filed with our Annual Report on Form 10-K. As of September 30, 2009, the following restricted stock units and option awards were outstanding:

	RSU’s	Options
Mr. Ford	29,822	101,178
Mr. Clucas	26,846	76,178
Mr. Barker	24,161	65,578
Ms. Bernard	23,490	28,710
Mr. Jacobowitz	22,013	—
Mr. McCarthy	24,119	28,710

(3)	Mr. Jacobowitz’s annual retainer fee has been prorated from the date of his election, February 3, 2009 through February 1, 2010.

(4)
Mr. Berndt served as a director and Chairman of the Board from October 1, 2008 through February 3, 2009. Mr. Berndt did not stand for re-election to Board and retired from the Board on February 3, 2009.

PROPOSAL 2
APPROVAL OF THE FIRST AMENDED AND RESTATED 2008 EMPLOYEE STOCK INCENTIVE PLAN
Approval of the First Amended and Restated 2008 Employee Stock Incentive Plan (the“Plan”) and to increase the number of common stock reserved for issuance under the plan by 650,000.
A copy of the Plan is attached to this Proxy Statement as Appendix A.
General
The Board of Directors of the Company has approved and adopted, pending shareholder approval, the Plan. Assuming shareholders vote in favor of the Plan, it shall become effective on February 2, 2010. Under the Plan, stock options and stock awards for up to 1,150,000 shares of the Company’s common stock may be issued to employees or consultants of the Company. There are approximately 100 employees currently eligible to participate in the Plan. We have not recently granted equity to consultants, and do not expect to do so in the near future. This plan amends the existing 2008 Employee Stock Incentive Plan, which is still in effect and will continue to be active until the remaining shares authorized are exhausted. At that point in time, the Company plans to begin issuing options under this First Amended and Restated 2008 Employee Stock Incentive Plan. The only material change to the Plan under this amendment is to increase the number of shares available under the Plan from 500,000 to 1,150,000.
There has been no determination of any future grants under this Plan. For fiscal 2009, the following grants were made under this Plan:

Name and Position	Number of Options Granted
Joseph A. Beatty, President, Chief Executive Officer	100,000
Jonathan M. Charak, Senior Vice President, Chief Financial Officer and Secretary	40,000
George S. Brody, Senior Vice President	40,000
Robert L. Deering, Controller, Treasurer and Chief Accounting Officer	30,000
Executive Group, including named executive officers	315,000
Non-Employee Director Group	—
Non-Executive Employee Group	180,000
SUMMARY OF THE PLAN
Purpose
The Plan enables employees and consultants of the Company to acquire or increase a proprietary interest in the Company, and thus to share in the future success of the Company’s business. The Plan is designed to assist in the attraction and retention of employees of outstanding ability, and to increase the identity of interests between participants and the Company’s shareholders.
Number and Source of Shares Subject to the Plan
The Company may grant awards under the Plan up to but not more than 1,150,000 shares of common stock, which shares may be provided from the Company’s treasury, by the issuance of authorized but unissued shares, and/or by the purchase of outstanding shares in the open market or in private transactions. The closing market price for the Company’s common stock was $3.50 per share on December 7, 2009.
Administration
The Compensation Committee shall have discretion to determine whether to grant or award options, stock appreciation rights, or any other equity-based incentives under the Plan, to select participants in the Plan, and to make decisions concerning the timing, pricing and the amount of grants or awards under the Plan.

TYPES OF AWARDS
Incentive Stock Options
The Plan provides for the issuance of incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”). The exercise price established by the Compensation Committee for an incentive stock option shall not be less than the fair market value of the common stock on the date the option is granted, except that in the case of an incentive stock option granted to a grantee who, on the date the option is granted, owns more than 10 percent of the total combined voting power of all classes of stock of the Company (such a grantee, a Ten Percent Shareholder), the exercise price shall not be less than 110 percent of the fair market value of the common stock on the date the option is granted.
The term of each incentive stock option shall end on a date fixed by the Compensation Committee and set forth in the relevant option agreement; provided, however, that the term may not extend beyond ten years from the date the option is granted. Moreover, in no event shall the term of an incentive stock option granted to a Ten Percent Shareholder exceed five years from the date the option is granted.
The recipient of an incentive stock option is not taxed when the incentive stock option is granted or when it is exercised, although, when an incentive stock option is exercised, the difference between the exercise price of the incentive stock option and the then-current fair market value of the common stock underlying the incentive stock option is treated as income for alternative minimum tax purposes. When the recipient later sells or otherwise disposes of the shares acquired upon exercise of the incentive stock option, the recipient generally pays taxes at capital gains rates on the difference between the exercise price of the incentive stock option and the sale price of the common stock underlying the incentive stock option. At no time can the Company take a business expense deduction for incentive stock options unless the recipient sells the shares underlying the incentive stock option in violation of certain holding period requirements (in which case the incentive stock option would be treated as a nonqualified stock option).
Nonqualified Stock Options
Any option not designated by the Compensation Committee as an incentive stock option shall constitute a nonqualified stock option within the meaning of Section 422(b) of the Code. The term of each nonqualified stock option shall end on a date fixed by the Compensation Committee and set forth in the relevant option agreement; provided, however, that the term may not extend beyond ten years from the date the option is granted.
In no event may the exercise price for a nonqualified stock option be less than the par value of the common stock underlying the nonqualified stock option. Subject to the foregoing limitation, the exercise price for a nonqualified stock option shall be established by the Compensation Committee and set forth in the option agreement.
The recipient of a nonqualified stock option is not taxed when the nonqualified stock option is granted unless the option itself has a readily ascertainable market value or the recipient elects to pay income tax at that time. A recipient who is not taxed when the nonqualified stock option is granted generally is taxed at ordinary income rates, when the nonqualified stock option is exercised, on the difference between the exercise price of the nonqualified stock option and the then-current fair market value of the common stock underlying the nonqualified stock option. In addition, the Company can take a business-expense deduction for nonqualified stock options when the nonqualified stock options are exercised equal to the amount the recipient recognizes as ordinary income. When the recipient sells or otherwise disposes of the shares underlying the nonqualified stock option, the recipient generally pays taxes at capital gains rates on the difference between the sale price and the fair market value of the common stock underlying the nonqualified stock option at the time of exercise.
Stock Appreciation Rights
The Compensation Committee may, from time to time, grant stock appreciation rights either (1) in tandem with all or a portion of an option granted under the Plan, or (2) independent of any option granted under the Plan. A tandem right shall be exercisable only at such times, and to such extent, as the related option is exercisable. An independent right shall be exercisable at such time and to such extent as the Compensation Committee shall determine.

Any stock appreciation right shall permit the grantee to receive, upon exercise of the right, an amount (to be paid in cash, in shares of the Company’s common stock, or in both cash and shares of Company’s common stock, as determined by the Company in its sole discretion at any time prior to or after exercise) equal to the difference between (1) the fair market value on the date of exercise of the shares with respect to which the right is exercised, and (2) either (i) the exercise price of the related option in the case of a right that is related to an option, or (ii) in the case of a right that is not related to any option, the fair market value of a share of the Company’s common stock as of the date the right was granted.
Performance Shares
The Compensation Committee may, from time to time, grant performance shares. A performance share shall entitle the grantee to receive, as soon as practicable after a payment date specified by the Compensation Committee at the time the performance share is granted, an amount equal to the excess (if any) between (1) the fair market value of a share of the Company’s common stock on the payment date, and (2) the fair market value of a share of the Company’s common stock on the date the performance share is granted. Unless the Compensation Committee provides otherwise at the time of grant, a grantee may receive payment only if the grantee remains continuously employed with the Company or a Subsidiary (as defined in the Plan) until the payment date.
Stock-Based Awards
The Compensation Committee may, from time to time, grant awards under the Plan that consist of, are denominated in or payable in, are valued in whole or in part by reference to, or otherwise are based on or related to, shares of the Company’s common stock, provided that such grants comply with applicable law. The Compensation Committee may subject such awards to such vesting or earnout provisions, restrictions on transfer, and/or other restrictions on incidents of ownership as the Compensation Committee may determine, provided that such restrictions are not inconsistent with the terms of the Plan. The Compensation Committee may grant awards under the Plan that require no payment of consideration by the grantee (other than services previously rendered or, to the extent permitted by applicable law, services to be rendered in the future), either on the date of the grant or the date one or more restrictions on the grant are removed.
Rights as Shareholders
No award shall confer upon a grantee any rights of a shareholder unless and until shares of common stock are actually issued to the grantee. Subject to any required approval by the Company’s shareholders, if the Company shall be a party to any merger, consolidation or reorganization in which shares of the Company’s common stock are changed or exchanged, a grantee holding an outstanding award shall be entitled to receive, upon the exercise of such award, the same consideration that a holder of shares of the Company’s common stock equal to the amount subject to the award would be entitled to receive pursuant to such merger, consolidation or reorganization.

Termination, Suspension or Modification of Plan
The Board of Directors may at any time terminate, suspend or modify the Plan, except that the Board of Directors shall not, without the approval of the holders of a majority of the Company’s outstanding shares of common stock present in person or represented by proxy and entitled to vote at a meeting of the stockholders of the Company duly called for such purpose or by the written consent of the holders of a majority of the outstanding shares of common stock entitled to vote: (a) change the class of persons eligible for awards; (b) change the exercise price or purchase price of awards (other than through adjustment for changes in capitalization); (c) increase the maximum duration of the Plan; (d) materially increase the benefits accruing to participants under the Plan; or (e) materially increase the number of securities that may be issued under the Plan. No termination, suspension, or modification of the Plan shall, without the grantee or beneficiary’s prior consent, adversely affect any right acquired by any grantee or by any beneficiary under the terms of any award granted before the date of such termination, suspension or modification. However, adjustments for changes in capitalization will be assumed not to adversely affect any of the rights described in the previous sentence.

PROPOSAL 3
APPROVAL OF THE SECOND AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR
STOCK INCENTIVE PLAN
Approval of the Second Amended and Restated Non-Employee Director Stock Incentive Plan (the “Director Plan”) and to increase the number of shares of common stock reserved for issuance under the plan by 80,000.
A copy of the Director Plan is attached to this Proxy Statement as Appendix B.
General
The Board of Directors of the Company has approved and adopted, pending shareholder approval, the Director Plan. Assuming shareholders vote in favor of the Director Plan, it shall become effective on February 2, 2010. Under the Director Plan, stock options and stock awards for up to 580,000 shares of the Company’s common stock may be issued to non-employee directors of the Company. The only material change to the Director Plan under this amendment is to increase the number of shares available under the Director Plan from 500,000 to 580,000 shares.
Under the Director Plan, only non-employee directors are eligible for equity awards, and no grants have been made to executive or non-executive employees of the Company. At any point in time during fiscal 2009, there were 6 non-employee directors who received a total of 158,508 shares granted under the Director Plan.
SUMMARY OF THE DIRECTOR PLAN
Purpose
The Director Plan enables non-employee directors of the Company to acquire or increase a proprietary interest in the Company, and thus to share in the future success of the Company’s business. The Director Plan is designed to assist in the attraction and retention of non-employee directors of outstanding ability, and to increase the identity of interests between non-employee directors and the Company’s shareholders.
Number and Source of Shares Subject to the Director Plan
The Company may grant awards under the Director Plan with respect to not more than 500,000 shares of common stock, which shares may be provided from the Company’s treasury, by the issuance of authorized but unissued shares, and/or by the purchase of outstanding shares in the open market or in private transactions. The closing market price for the Company’s common stock was $3.50 per share on December 7, 2009.
Administration
The Compensation Committee shall have discretion to determine whether to grant or award options, stock appreciation rights, or any other equity-based incentives under the Director Plan, to select participants in the Director Plan, and to make decisions concerning the timing, pricing and the amount of grants or awards under the Director Plan.
TYPES OF AWARDS
Nonqualified Stock Options
Any stock option granted under this Director Plan shall constitute a nonqualified stock option within the meaning of Section 422(b) of the Code. The term of each nonqualified stock option shall end on a date fixed by the Compensation Committee and set forth in the relevant option agreement; provided, however, that the term may not extend beyond ten years from the date the option is granted.
In no event may the exercise price for a nonqualified stock option be less than the par value of the common stock underlying the nonqualified stock option. Subject to the foregoing limitation, the exercise price for a nonqualified stock option shall be established by the Compensation Committee and set forth in the option agreement.

The recipient of a nonqualified stock option is not taxed when the nonqualified stock option is granted unless the option itself has a readily ascertainable market value or the recipient elects to pay income tax at that time. A recipient who is not taxed when the nonqualified stock option is granted generally is taxed at ordinary income rates, when the nonqualified stock option is exercised, on the difference between the exercise price of the nonqualified stock option and the then-current fair market value of the common stock underlying the nonqualified stock option. In addition, the Company can take a business-expense deduction for nonqualified stock options when the nonqualified stock options are exercised equal to the amount the recipient recognizes as ordinary income. When the recipient sells or otherwise disposes of the shares underlying the nonqualified stock option, the recipient generally pays taxes at capital gains rates on the difference between the sale price and the fair market value of the common stock underlying the nonqualified stock option at the time of exercise.
Other Stock Based Awards
The Compensation Committee may grant awards under the Director Plan that consist of, are denominated in or are payable in shares of the Company’s common stock, provided that such grants comply with applicable law. The Compensation Committee may subject such awards to such vesting or earnout provisions, restrictions on transfer, and/or other restrictions on incidents of ownership as the Compensation Committee may determine, provided that such restrictions are not inconsistent with the terms of the Director Plan. The Compensation Committee may grant awards under the Director Plan that require no payment of consideration by the grantee (other than services previously rendered or, to the extent permitted by applicable law, services to be rendered in the future), either on the date of the grant or the date one or more restrictions on the grant are removed.
Rights as Shareholders
No award shall confer upon a grantee any rights of a shareholder unless and until shares of common stock are actually issued to the grantee. Subject to any required approval by the Company’s shareholders, if the Company shall be a party to any merger, consolidation or reorganization in which shares of the Company’s common stock are changed or exchanged, a grantee holding an outstanding award shall be entitled to receive, upon the exercise of such award, the same consideration that a holder of shares of the Company’s common stock equal to the amount subject to the award would be entitled to receive pursuant to such merger, consolidation or reorganization.
Termination, Suspension or Modification of Director Plan
The Board of Directors may at any time terminate, suspend or modify the Director Plan, except that the Board of Directors shall not, without the approval of the holders of a majority of the Company’s outstanding shares of common stock present in person or represented by proxy and entitled to vote at a meeting of the stockholders of the Company duly called for such purpose or by the written consent of the holders of a majority of the outstanding shares of common stock entitled to vote: (a) change the class of persons eligible for awards; (b) change the exercise price or purchase price of awards (other than through adjustment for changes in capitalization); (c) increase the maximum duration of the Director Plan; (d) materially increase the benefits accruing to participants under the Director Plan; or (e) materially increase the number of securities that may be issued under the Director Plan. No termination, suspension, or modification of the Director Plan shall, without the grantee or beneficiary’s prior consent, adversely affect any right acquired by any grantee or by any beneficiary under the terms of any award granted before the date of such termination, suspension or modification. However, adjustments for changes in capitalization will be assumed not to adversely affect any of the rights described in the previous sentence.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee of the Board of Directors has approved Grant Thornton LLP of Chicago, Illinois as independent registered public accountants for the fiscal year ending September 30, 2010 (“fiscal year 2010”). The Board concurs with and requests shareholders to ratify this appointment even though ratification is not legally required. If shareholders do not ratify this appointment, the Audit Committee will reconsider it.
Independent Public Accountants
Ernst & Young LLP (E&Y) audited the Company’s financial statements since December 1992. On March 24, 2009, the Audit Committee approved the dismissal of E&Y as the independent auditor and immediately notified them of its dismissal. During the years ended September 30, 2007 and September 30, 2008, and through the dismissal date (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their opinion; and (ii) there were no reportable events. The audit reports of E&Y on the financial statements of Telular as of and for the years ended September 30, 2007 and September 30, 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or account principles.
The Company appointed Grant Thornton as its independent public accounting firm for fiscal 2009 and has not yet signed an agreement for auditing services for fiscal year 2010. We do not expect a representative of Grant Thornton to be present at the Annual Meeting, so we do not expect them to have an opportunity to make a statement or address questions.
Audit and Non-Audit Fees
The following table presents fees for professional audit services agreed to by the Audit Committee and performed by Grant Thornton for the audit of the Company’s annual consolidated financial statements for fiscal 2009. The table also presents fees for professional audit services agreed to by the Audit Committee and performed by E&Y for the audit of the Company’s annual consolidated financial statements for fiscal 2008 and for the review of the Company’s interim consolidated financial statements for each quarter in fiscal 2009 and 2008 and for all other services performed in fiscal 2009 and 2008:

	Year Ended September 30,
	2009			2008
	Grant Thornton	E&Y	Total

Audit Fees (1)	$155,950	$22,500	$178,450	$328,000
Audit-Related Fees	—	8,000	8,000	17,000
Tax Fees	—	—	—	28,750

Total	$155,950	$30,500	$186,450	$373,750

(1)	Audit fees in both 2009 and 2008 included quarterly reviews of the Company’s financial statements.
The Audit Committee’s current practice on pre-approval of services performed by the independent registered public accountants is to approve annually all audit services and, on a case-by-case basis, recurring permissible non-audit services to be provided by the independent registered public accountants during the fiscal year. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the independent registered public accountants’ independence. For fiscal 2009 and 2008, all audit fees paid to the Company’s independent auditor have been approved by the Audit Committee.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of December 7, 2009 with respect to ownership of the Company’s Common Stock as of December 7, 2009, (i) by each person who is known by the Company to own beneficially more than 5% of the shares of the Company’s Common Stock outstanding as of December 7, 2009, (ii) by each director of the Company, (iii) by each individual serving as the Company’s chief executive officer, or in a similar capacity, during the fiscal year ended September 30, 2009 (the CEO), (iv) by each of the Company’s four most highly compensated executive officers who served as executive officers of the Company during the fiscal year ended September 30, 2009 (together with the CEO, the Named Executive Officers), and (v) by all directors of the Company and Named Executive Officers as a group. Unless indicated otherwise, the table includes all of the shares of Common Stock that the persons identified may acquire within 60 days of December 7, 2009. Common Stock is the Company’s only outstanding class of equity security.

	Number of	Number of	Number of	Number of
	Shares	Shares	Shares	Shares	Total Shares
	Beneficially	Underlying	Underlying	Underlying	Beneficially
Name of Beneficial Owner	Owned	Options	Stock Awards	Warrants	Owned		Percent

5% Stockholders
Bonanza Master Fund Ltd.	—	—	—	1,248,433	1,248,433		8.36%
300 Cresent Ct., Ste. 1740 Dallas, TX 75201

Walker Smith Capital Management, L.P.	—	—	—	1,224,992	1,224,992		8.20%
300 Cresent Ct., Ste. 1111 Dallas, TX 75201

Simcoe Partners, L.P.	900,000	—	—	—	900,000	(3)	6.03%
110 East 42nd Street, 11th Floor New York, NY 10017

Robeco Investment Management	913,327	—	—	—	913,327		6.1%
909 Third Ave., 32nd Floor New York, NY 10022

Renaissance Technology	897,600	—	—	—	897,600		6.0%
800 Third Ave., 33rd Floor New York, NY 10022

Directors and Named Executive Officers
Larry J. Ford (1)	17,108	101,178	—	—	118,286		*
Brian J. Clucas (1)	4,648	76,178	—	—	80,826		*
Lawrence S. Baker (1)	4,527	65,578	—	—	70,105		*
Betsy J. Bernard (1)	15,071	28,710	—	—	43,781		*
Jeffrey Jacobowitz (1) (4)	1,000,000	—	—	—	1,000,000	(4)	6.7%
M. Brian McCarthy (1)	1,471	28,710	—	—	30,181		*
Joseph A. Beatty (1) (2)	100,000	327,223	—	—	427,223		2.9%
Jonathan M. Charak (2)	15,000	56,667	—	—	71,667		*
George S. Brody (2)	25,000	92,499	—	—	117,499		*
Robert L. Deering (2)	37,916	20,416	—	—	58,332		*
All Directors and Named Executive Officers as a group (10 Persons)	1,220,741	797,159	—	—	2,017,900		13.51%

*	Less than one percent.

(1)	The individual is a director of the Company.

(2)	The individual is a Named Executive Officer of the Company.

(3)	Simcoe Management LLC, the general partner of Simcoe Partners, L.P. (“Simcoe”), may be deemed to beneficially own 900,000 shares of common stock owned by Simcoe.

(4)
Jeffrey Jacobowitz, the manager of Simoce Management LLC, may be deemed to beneficially own the 900,000 shares of common stock owned by Simcoe and 100,000 shares of common stock over which he has shared voting and dispositive power with his wife, Elisheva Jacobowitz. Each of Simcoe, Simcoe Management LLC and Jeffrey Jacobowitz may be deemed to have sole voting and dispositive power over the 900,000 shares of common stock reported as beneficially owned by such persons by virtue of each person’s relationship to the other. Except to the extent expressly stated herein, each of Simcoe, Simcoe Management LLC, Jeffrey Jacobowitz and Elisheva Jacobowitz disclaims beneficial ownership of any shares of common stock benficially owned by each other, in each case, except to the extent that they have a pecuniary interest in such shares.

Compensation Discussion and Analysis
The objectives of Telular’s compensation program for its executive officers are:
•	To offer compensation that attracts and retains high-caliber executives.
•	To provide near-term, cash incentives so that executives are mindful of attaining near-term objectives.
•	To provide long-term, equity-linked incentives so that strategic decisions are made that position the Company for long-term growth; evidenced by an increase in shareholder value over time.
The compensation program is designed to reward:
•	Delivery of shareholder total return over the intermediate and long-term.
•	The achievement of annual financial performance measures.
•	Effective leadership of the employee team
•	Accomplishment of near-term goals that represent milestones toward implementation of the Company’s long-term strategy.
Compensation Program Elements
Base Salary
A competitive base salary is necessary to attract highly competent executives to Telular. The Compensation Committee seeks to offer a base salary that is competitive with similarly situated, public companies. In determining an appropriate salary for its named executive officers for fiscal year 2009, the Compensation Committee reviewed compensation survey data from Culpepper and Associates for public companies with annual revenue of $30 — $100 million. Based on Telular’s annual revenue, the Compensation Committee targets executive compensation between the 25th and 75th percentile of the comparable group, and also includes other factors such as experience level of the executive, seniority with the Company, and specific performance criteria. In general, the philosophy of the Compensation Committee is to offer base salary at the lower end of the comparable range while offering bonus targets above the comparable range in order to better incent management to achieve its near-term objectives.
Despite the analysis conducted as described above for fiscal 2009, the Compensation Committee did not authorize raises for any of the named executive officers. This decision was made as a precaution due to difficult overall economic conditions.
Cash Incentive Bonuses
The Company believes cash bonuses are an appropriate motivator for executives to reach near-term goals. While Telular’s primary goal is to create strong total return for shareholders over the long-term, the Company believes it is also necessary to provide executives with an incentive to reach measurable, fundamental milestones along the way. The Company utilizes the same compensation surveys described above in Base Salary to determine the target, incentive compensation for its named executive officers (expressed as a percentage of base salary). Similar to base salary, the Compensation Committee did not increase the target bonus amounts for fiscal 2009 for any of the named executive officers.
Annual Bonus Plan — All executives and other employees participate in an Annual Bonus Plan which rewards participants for the achievements of near-term goals achieved both by the Company (“Company Performance”) and each employee individually (“Individual Performance”).

For all employees in fiscal year 2009, the Company Performance portion of the plan was determined based on a comparison of actual income from continuing operations versus a budgeted target at the beginning of the fiscal year. The percentage of the Company Performance that gets paid is the same as the percentage of the target that was achieved. However, the Company Performance does have a minimum payout threshold of 80% of the targeted amount and an accelerated percentage payout if actual amounts exceed 120% of targeted amounts. Furthermore, the total incremental bonus pool for achievement above 100% of target is limited to 50% of the net income from continuing operations in excess of the target. For executives only, the Company Performance also included a component for total revenues versus a budgeted target, and the minimum payout threshold for both components of Company Performance was increased to 90%.
For executives only, 90% of the total payout under the Annual Bonus Plan for fiscal year 2009 was determined by the results of Company Performance while the remaining 10% was determined by the results of Individual Performance. Of the portion related to Company performance, 75% related to the income from continuing operations component while 25% related to the revenue component. For all other employees, 50% of the total payout was determined by results of Company Performance and the other 50% was determined by Individual Performance. The Compensation Committee determined that executives should have an even greater focus on Company Performance than other employees, as that is a critical factor in increasing long-term shareholder value.
For fiscal year 2009, the budgeted income from continuing operations was $2.25 million, and the actual income from continuing operations was $2.29 million, resulting in an achievement of 101.4% of the budgeted amount. Additionally, the budgeted revenue and actual revenue for fiscal 2009 was $60.0 million and $47.2 million, respectively, resulting in an achievement of 78.7% of the budgeted amount. Based on these results, all employees, including executives, were paid 101.4% of the portion of their bonus related to income from continuing operations, and no bonus was paid to executives for the portion of their bonus related to revenue as the minimum payout threshold was not met.
For all employees, payment related to Individual Performance results from an annual employee review, which is written by the employee’s supervisor and evaluates the employee’s individual performance (“Individual Performance”) in areas such as technical skills, communication skills, quality of work performed, quantity of work performed, and the ability to manage other employees. All employees received a written review after the conclusion of the fiscal year and that evaluation determined what, if any, payment was made under the Annual Bonus Plan as well as determining what, if any, increase was made in the employee’s base salary. The Board of Directors performed the written evaluation of the CEO. Through the written review, all employees, including executives, receive an overall rating on a scale of 1 (minimum) to 5 (maximum). The actual rating as a percentage of the maximum rating is then applied to each individual’s target bonus to calculate that portion of the bonus. For fiscal 2009, the average individual rating for executives and non-executives was 3.97 and 3.90, respectively. Specifically for Mr. Beatty, Mr. Charak and Mr. Brody, the Individual Performance represented approximately 19%, 22% and 21% of the bonus payments made in fiscal 2009, respectively. For Mr. Deering, who was on the non-executive bonus plan, approximately 46% of his bonus paid in fiscal 2009 related to Individual Performance,
Changes to the Annual Bonus Plan for Fiscal 2010 — For executives, the Fiscal 2010 bonus plan was changed such that the Company Performance now includes a third component in addition to income from continuing operations and revenue. The third component is a measurement of actual units shipped during the fiscal year as compared to a budgeted target from the beginning of the year. Further, both the revenue and units shipped components of Company Performance exclude Terminal sales. Finally, the income component of Company Performance will represent 30% of the total bonus payout for fiscal year 2010, the revenue and units sold components will each represent 25% of the total bonus payout, and Individual Performance will represent 20% of the total bonus payout. In total, therefore, 80% of total payout is related to Company Performance and 20% is related to Individual Performance. These changes are reflective of the Board’s increasing focus on maximizing Company Performance and incenting executives into achieving these goals. For all other employees, there were no changes to the fiscal year 2010 Annual Bonus Plan.

Equity Incentive Compensation
Long-term incentives are provided to executives and employees through the Company’s Employee Stock Incentive Plan. The Compensation Committee strongly believes that equity incentives are the key tool used in the executive compensation program since such incentives provide the CEO and senior executive team with the potential to build wealth over time through increases in shareholder total return (via stock price increases). It provides the strongest alignment between shareholder interests and management’s performance and behavior.
The Employee Stock Incentive Plan is administered by the Compensation Committee, which is authorized to award equity-based incentives, including stock options, to employees. The Compensation Committee has considered awarding various types of equity-based or equity-linked incentives under the plan. After considering the numerous variations available under the plan, the Compensation Committee and the Board of Directors continue to believe that stock options provide the best incentive to executives. From a shareholder perspective, options represent an economic transfer from shareholders to executives only if there is an increase in stock price. This is in contrast to full-value, restricted stock awards which convey economic value to executives regardless of improvement in stock price. From the executive’s perspective, options are, in large part, tax-equivalent to restricted shares (e.g., ordinary income tax treatment on appreciation) with the added flexibility of deferring tax until the option is exercised as compared with incurring tax liability with restricted stock immediately upon a lapse of restriction. While full-value, restricted stock awards are gaining in popularity, the Compensation Committee believes it is still appropriate to utilize options as the primary equity incentive to its executive and employee team.
The Compensation Committee utilizes market comparables to establish stock ownership guidelines for its executives. Prior to fiscal year 2009, the Committee examined other public companies of similar revenue size, industry and regional location. Specifically, the Company chose companies of similar revenue from the technical and electronics market space and headquartered in the Midwest to determine the appropriate percentage of fully diluted equity that should be provided to its CEO and CFO under the plan. The Companies that fit this description and were reviewed included: Nanophase Technology Solutions Corp., Neutral Tandem, PC Tel, Vasco Data Security, and Innerworkings. Based on these comparables, the Compensation Committee and the Board believe that total equity incentives for the CEO of Telular should be in the range of 2.0-3.0% of fully diluted equity and total equity incentives for the CFO should be in the range of 0.6-1.0% of fully diluted equity, depending upon the experience of the executive. These results were translated into stock ownership guidelines for the CEO, CFO and other executives of the Company, and equity grants are provided immediately upon hire or promotion, and periodically thereafter, to ensure that the executive will be able to attain those ownership goals within a five year period through the equity grants. The Compensation Committee believes it is important for a full incentive to be in place should an opportunity for corporate development activity occur that the executive might otherwise seek to defer in order to await receipt of future equity incentives from the Company. Nevertheless, as portions of the initial equity grants vest over time, the Compensation Committee seeks to replace those vested portions with new grants of similar amount to ensure that the executive always has a substantial, unvested equity incentive in place. Key terms of the option grants are market-based using the same comparables noted above and include: a vesting period of three years and at least partial accelerated vesting upon a change in control.
Other Compensation
Beginning January 1, 2009, the Company instituted a matching component to the 401(k) plan offered to all employees whereby the Company matches 50% of all employee contributions on the first 6% of income deferrals for each employee. Except for the CEO, this matching contribution represents the entire amount of other compensation for the other named executive officers. Additionally, the Company pays directly for a monthly parking pass for the CEO due to his demanding schedule requirements. This makes up the remaining portion of other compensation for the CEO. There are no other forms of other compensation granted to any of the named executive officers.

Employment Contracts
Except for Mr. Beatty, none of the current Named Executive Officers had entered into a written employment agreement with the Company as of the end of fiscal 2009.
Effective December 14, 2007, the Company entered into an employment agreement with Mr. Beatty, pursuant to which Mr. Beatty agreed to serve as Director, President and Chief Executive Officer of the Company. Under the employment agreement, Mr. Beatty’s term of employment is to continue until terminated by either the Company or Mr. Beatty with at least 60 days prior notice. The agreement entitles Mr. Beatty to receive an annual base salary of $300,000. Mr. Beatty also is eligible under the agreement to receive a bonus of $150,000 under the Annual Bonus Plan. Payment of the bonus is dependent upon the Company Performance goals as previously outlined, as well as his Individual Performance, which is determined through his written evaluation completed by the Board of Directors. Mr. Beatty also received a stock option award of 200,000 stock options issued at an exercise price of $6.62 that vest ratably over three years and will accelerate in vesting upon a change in control. If Mr. Beatty’s employment is terminated by the Company other than for cause, as defined in the employment agreement, Mr. Beatty would be entitled to receive upon termination a lump-sum severance payment in an amount equal to his annual base salary. As a result of a satisfactory performance review and due to comparable market data, Mr. Beatty was given an increase in base salary to $320,000, effective January 1, 2010.
Jonathan M. Charak, our Senior Vice President and Chief Financial Officer, has a severance agreement with the Company. The severance agreement entitles Mr. Charak to a severance payment of six months salary at the time of termination in the event of termination other than for cause.
Mr. Brody has a severance agreement with the Company. The severance agreement entitles Mr. Brody to a severance payment of six months salary at the time of termination in the event of a change in control and a subsequent termination other than for cause.
Related Party Transactions — There were no related party transactions recorded during fiscal year 2009.

Report of the Compensation Committee
The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities Exchange Act of 1934, as amended, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s 2009 Annual Report on Form 10-K.
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
M. Brian McCarthy, Committee Chairman
Betsy J. Bernard
Larry J. Ford
Jeffrey Jacobowitz

EXECUTIVE COMPENSATION
The following tables, footnotes and narratives provide information regarding the compensation, benefits and equity holdings in the Company for the Company’s Chief Executive Officer, Chief Financial Officer, and the Company’s next two most highly compensated executive officers (collectively the “Named Executive Officers”).
Summary Compensation Table
The following table and footnotes provide information regarding the compensation of the Named Executive Officers during fiscal year 2009.

			Cash Incentive	Option	All Other
	Fiscal	Salary	Bonuses (2)	Awards (1)	Compensation (3)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)

Joseph A. Beatty (4)	2009	$301,176	$140,373	$75,936	$9,234	$526,719
President, Chief Executive Officer	2008	$275,423	$19,700	$785,472	$3,954	$1,084,549
and Director	2007	$100,962	$—	$400,347	$644	$501,953

Jonathan M. Charak (5)	2009	$190,000	$41,400	$30,374	$4,165	$265,939
Senior Vice President,	2008	$98,654	$—	$200,860	$—	$299,514
Chief Financial and Secretary	2007	$—	$—	$—	$—	$—

George S. Brody	2009	$225,000	$111,300	$30,374	$4,933	$371,607
Senior Vice President	2008	$225,000	$34,700	$196,973	$—	$456,673
	2007	$198,211	$25,500	$—	$—	$223,711

Robert L. Deering	2009	$130,000	$42,010	$26,070	$2,850	$200,930
Controller, Treasurer and	2008	$130,000	$6,750	$44,218	$—	$180,968
Chief Accounting Officer	2007	$123,108	$8,325	$—	$—	$131,433

(1)
The values shown reflect the dollar amount for stock options awarded to the named executive utilizing the fair value determined under Financial Accounting Standard 123(R). The assumptions used in calculating these amounts are discussed in Notes 2 and 13 to our financial statements for the year ended September 30, 2009, filed with our Annual Report on Form 10-K. Details of Option Awards are as follows:

		Type	Number of Options	Value

Joseph A. Beatty	2009	Annual	100,000	$75,936
	2008	Annual	20,000	$61,713
	2008	New Appointment	200,000	$723,759
	2007	New Hire	200,000	$400,347

Jonathan M. Charak	2009	Annual	40,000	$30,374
	2008	New Hire	120,000	$200,860

George S. Brody	2009	Annual	40,000	$30,374
	2008	Annual	25,000	$110,545
	2008	Discretionary	40,000	$86,428

Robert L. Deering	2009	Annual	30,000	$26,070
	2008	Annual	10,000	$44,218

(2)	The amounts shown reflect payments under the Company’s Annual Bonus Plan.

(3)	Details of All Other Compensation can be found in the following table.

(4)	Joseph A. Beatty became President, Chief Executive Officer and interim Director on January 1, 2008, at which time he earned a salary increase.

(5)	Jonathan M. Charak became Senior Vice President, Chief Financial Officer and Secretary on March 17, 2008.

The following table provides supplemental information regarding All Other Compensation earned by executives in fiscal 2009.

Executive Compensation: All Other Compensation
		Telular
		Corporation	Transportation
		401(k) Plan	Benefits		Total
Name and Principal Position	Year	($) (2)	($)		($)

Joseph A. Beatty	2009	$5,884	$3,350	(1)	$9,234
President, Chief Executive Officer and Director	2008	$—	$3,954	(1)	$3,954
	2007	$—	$644	(1)	$644

Jonathan M. Charak	2009	$4,165	$—		$4,165
Senior Vice President, Chief Financial	2008	$—	$—		$—
and Secretary	2007	$—	$—		$—

George S. Brody	2009	$4,933	$—		$4,933
Senior Vice President	2008	$—	$—		$—
	2007	$—	$—		$—

Robert L. Deering	2009	$2,850	$—		$2,850
Controller, Treasurer and Chief Accounting Officer	2008	$—	$—		$—
	2007	$—	$—		$—

(1)	Amounts are parking expense paid directly by the Company on behalf of the named executive.

(2)	The Company matches 50% of the first 3% of the employee contibutions to the Telular Corporation 401(k) Plan.

Grants of Plan-Based Awards Table
The following table and footnotes provide information regarding grants of plan-based awards made to the Company’s Named Executive Officers during fiscal year 2009.

Grants of Plan-Based Awards for Fiscal Year Ended September 30, 2009
			Estimated	All Other
			Future	Option
			Payouts Under	Awards:	Exercise
	Non-Equity		Non-Equity	Number of	or Base
	and Equity		Incentive	Securities	Price of
	Incentive		Plan	Underlying	Option
	Plan Names	Grant	Awards	Options	Awards
Name	(1) (2)	Date	($)	(#)	($/Sh)

Joseph A. Beatty	EIP	10/1/2008	$114,968	—	$—
	Annual	11/4/2008	$—	100,000	$1.49

Jonathan M. Charak	EIP	10/1/2008	$61,156	—	$—
	Annual	11/4/2008	$—	40,000	$1.49

George S. Brody	EIP	10/1/2008	$88,211	—	$—
	Annual	11/4/2008	$—	40,000	$1.49

Robert L. Deering	EIP	10/1/2008	$34,805	—	$—
	Annual	11/4/2008	$—	15,000	$1.49
	Annual	12/10/2008	$—	15,000	$1.92

(1)	EIP refers to the Telular Employee Incentive Plan offered to all employees including named executive officers effective for fiscal year 2009, paid in December 2009.

(2)	Annual refers to the Telular Equity Incentive Compensation Plan in effect in fiscal 2008 for selected employees including all officers of the Company.

Outstanding Equity at Fiscal Year-End Table
The following table and footnotes provide information regarding unexercised stock options and stock that has not yet vested as of the end of fiscal year 2009.

Outstanding Equity Awards at Fiscal Year End September 30, 2009
	Option Awards
			Number of	Number of
			Securities	Securities
			Underlying	Underlying
			Unexercised	Unexercised	Option
			Options	Options	Exercise	Option
	Grant		(#)	(#)	Price	Expiration
Name	Date		Exercisable	Unexercisable	($)	Date

Joseph A. Beatty	4/2/2007	(1)	133,333	66,667	$3.50	4/2/2013
	10/30/2007	(1)	6,666	13,334	$7.99	10/30/2013
	12/14/2007	(3)	111,110	88,890	$6.62	12/14/2013
	11/4/2008	(2)	27,780	72,220	$1.49	11/4/2014

Jonathan M. Charak	3/17/2008	(1)	40,000	80,000	$3.06	3/17/2014
	11/4/2008	(2)	11,112	28,888	$1.49	11/4/2014

George S. Brody	9/8/2004	(1)	5,000	—	$5.55	9/8/2010
	10/24/2005	(1)	7,500	—	$3.52	10/24/2011
	7/21/2006	(1)	20,000	—	$2.09	7/21/2012
	10/30/2007	(1)	8,333	16,667	$7.99	10/30/2013
	2/5/2008	(1)	13,333	26,667	$3.95	2/5/2014
	11/4/2008	(2)	11,112	28,888	$1.49	11/4/2014

Robert L. Deering	10/24/2005	(1)	10,000	—	$3.52	10/24/2011
	7/21/2006	(1)	5,000	—	$2.09	7/21/2012
	10/30/2007	(1)	3,333	6,667	$7.99	10/30/2013
	11/4/2008	(2)	4,166	10,834	$1.49	11/4/2014
	12/10/2008	(2)	3,750	11,250	$1.92	12/10/2014

(1)	One third of the options granted vest on each of the first three anniversary dates of the grant date.

(2)
One-sixth of the options granted vest on the six month anniversary of the grant date, and one thirty-sixth will vest on each monthly anniversary date thereafter through the third annual anniversary date.

(3)	These options vested ratably over the period 2/1/2008 through 9/1/2009.
Option Exercises and Stock Vested Table
There were no options exercised or stock that vested during fiscal year 2009 for any Named Executive Officers.

Payments Upon Termination or Change in Control
For a voluntary termination of employment, or a termination due to death or disability, the termination benefits provided do not discriminate in scope, terms or operation in favor of our Named Executive Officers as compared to the benefits offered to other salaried employees. The following describes the potential payments to our Named Executive Officers upon various involuntary employment termination scenarios or upon a change of control in the Company. The amounts shown for stock options represent the in-the-money value of all unexercised stock options that would immediately become exercisable upon a change in control, based on the Company’s closing stock price on September 30, 2009 of $3.23, assuming the change in control occurred on September 30, 2009.

Termination or Change in Control Payments
		Voluntary
		Termination,
		Disability or
		Termination for	Termination not	Change in
Name		Cause	for Cause	Control

Joseph A. Beatty	Severance	$—	$300,000	$—
	Stock Options	$—	$—	$62,831

Jonathan M. Charak	Severance	$—	$95,000	$—
	Stock Options	$—	$—	$31,933

George S. Brody	Severance	$—	$—	$112,500	(1)
	Stock Options	$—	$—	$25,133

Robert L. Deering	Severance	$—	$—	$—
	Stock Options	$—	$—	$16,794

(1)	Mr. Brody only receives this benefit if he is terminated without cause subsequent to a change in control.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors has reviewed the audited financial statements of the Company for the fiscal year ended September 30, 2009 and discussed the audited financial statements with the Company’s management and Grant Thornton LLP, the Company’s independent auditors. The Audit Committee has discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61, as currently in effect. The Audit Committee has received the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1, as currently in effect, has discussed with representatives of Grant Thornton the independence of Grant Thornton and has considered the compatibility of non-audit services with the auditors’ independence. Based on the review and discussions described above, the Audit Committee has recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2009 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009 for filing with the Securities and Exchange Commission.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Brian J. Clucas, Committee Chairman
Larry S. Barker
Jeffrey Jacobowitz
M. Brian McCarthy

Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee are Mr. Ford, Ms. Bernard and Mr. McCarthy. No member of the Compensation Committee is now or has at any time been an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.
Section 16(a) Beneficial Ownership Reporting Compliance
Based solely on a review of Forms 3, Forms 4, Forms 5 and any amendments thereto, all executive officers, directors and holders of more than 10% of the Company’s Common Stock reported all transactions in the Company’s Common Stock during fiscal year 2009 in timely filings with the Securities and Exchange Commission (SEC) as required under Section 16(a) of the Securities and Exchange Act of 1934.
Shareholder Proposals for Inclusion in Next Year’s Proxy Statement
Shareholder proposals submitted for inclusion in the proxy materials for the Company’s next annual meeting of shareholders must be received by the Company no later than August 24, 2010, at the Company’s principal executive offices. Under SEC rules, shareholders who intend to present a proposal for the next annual meeting of shareholders without inclusion of such proposal in the Company’s proxy materials should provide notice of such proposal to the Company no later than November 11, 2010, at the Company’s principal executive offices. All notices and shareholder proposals should be sent to: Telular Corporation, Attention: Secretary, 311 South Wacker Drive, Suite 4300, Chicago, Illinois 60606.
Other Matters
The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

By Order of the Board of Directors

/s/ Joseph A. Beatty President and Chief Executive Officer
Chicago, Illinois
December 18, 2009

APPENDIX A
TELULAR CORPORATION
FIRST AMENDED AND RESTATED
2008 EMPLOYEE STOCK INCENTIVE PLAN
1. Purpose
The Telular Corporation First Amended and Restated 2008 Employee Stock Incentive Plan (the “Plan”) is designed to enable employees and consultants of Telular Corporation (the “Company”) to acquire or increase an ownership interest in the Company, and thus to share in the future success of the Company’s business. Accordingly, the Plan is intended as a means of attracting and retaining employees of outstanding ability, and of increasing the alignment of interests among them and the Company’s Shareholders, by providing an incentive to perform in a superior manner. Because the individuals eligible to receive Awards under the Plan will be those who are in position to make important and direct contributions to the success of the Company, the directors believe that the grant of Awards will advance the interests of the Company and its Shareholders.
2. Definitions
In this Plan document, unless the context clearly indicates otherwise, words in the masculine gender shall be deemed to refer to females as well as to males, any term used in the singular also shall refer to the plural, and the following capitalized terms shall have the following meanings:
(a)	“Agreement” means the written agreement to be entered into by the Company and the Grantee, as provided in Section 7 hereof.
(b)	“Award” means an Option, a Stock Appreciation Right, a Performance Share, or any award described in Section 15 hereof.
(c)
“Beneficiary” means the person or persons designated in writing by the Grantee as his beneficiary with respect to an Award in the event of the Grantee’s death; or, in the absence of an effective designation or if the designated person or persons predecease the Grantee, the Grantee’s Beneficiary shall be the person or persons who acquire by bequest or inheritance the Grantee’s rights in respect of an Award. In order to be effective, a Grantee’s designation of a Beneficiary must be on file with the Committee before the Grantee’s death. Any such designation may be revoked by the Grantee and a new designation substituted therefore at any time before the Grantee’s death.

(d)	“Board of Directors” or “Board” means the Board of Directors of the Company.
(e)	A “Change in Control” shall be deemed to occur when and if any of the following events occurs:
(i)
the Company acquires knowledge that any “person” or “group” within the meaning of Section 13(d) and 14(d)(2) of the 1934 Act in a transaction or series of transactions has become the “beneficial owner,” as defined in Rule 13d-3 under the 1934 Act, directly or indirectly, of a majority of the then outstanding voting securities of the Company (not including voting securities held by officers or directors of the Company within the meaning of Section 16 of the 1934 Act), otherwise than through a transaction or series of transactions arranged by, or consummated with the prior approval of, the Board; or

(ii)
the consummation of a merger or consolidation of the Company with, or a sale of all or substantially all of the assets of the Company to, another corporation unaffiliated with the Company that has been approved by the holders of a majority of the outstanding voting securities of the Company (not including any voting securities that are held by directors or officers of the Company within the meaning of Section 16 of the 1934 Act) and after which merger, consolidation or the Shareholders of the Company immediately prior thereto do not beneficially own at least a majority of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation surviving such merger or consolidation or to which all or substantially all such assets are transferred.

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.
(g)
“Committee” means a committee, appointed or approved by the Board pursuant to Section 5(a) below, consisting of not less than two directors who are “disinterested persons” within the meaning of Rule 16b-3 under the 1934 Act (or any successor rule of similar import) or such greater number of directors as may be required to satisfy the requirements of Rule 16b-3 as in effect from time to time. To the extent that it is determined desirable to exempt any compensation earned under the Plan from the limitation on deductions imposed by Section 162(m) of the Code and the rules and regulations thereunder, membership in the Committee may be limited as necessary to exempt such compensation from such limitation. Initially, and unless and until the Board acts to the contrary, the Committee shall be the Compensation Committee of the Board.

(h)	“Company” means Telular Corporation.
(i)	“Disability” means having a total and permanent disability as defined in Section 22(e)(3) of the Code.
(j)
“Fair Market Value” means, when used in connection with the Shares on a certain date, (1) the closing price if Shares are listed on NASDAQ or any national stock exchange, or (2) if Shares are not so listed, any other appropriate method that the Committee deems fair and equitable. To the extent clause (2) applies, the Committee shall chose a valuation method that renders an Award exempt from Section 409A of the Code unless it expressly indicates that it intended for the Award to be subject to Section 409A of the Code.

(k)	“Grantee” means a person to whom an Award has been granted under the Plan.
(l)	“Incentive Stock Option” means an Option that complies with the terms and conditions set forth in Section 422(b) of the Code and is designated by the Committee as an Incentive Stock Option.
(m)	“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.
(n)	“Nonqualified Stock Option” means an Option granted under the Plan other than an Incentive Stock Option.
(o)
“Option” means an option to purchase a Share or Shares under the Plan. Unless the context clearly indicates otherwise, the term “Option” shall include both Incentive Stock Options and Nonqualified Stock Options.

(p)	“Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code (or a successor provision of similar import).
(q)
“Payment Date” means the date specified by the Committee at the grant of a Performance Share that is used to determine the amount and timing of a payment with respect to a Performance Share. A Payment Date may be a certain date or the date on which a performance goal is attained.

(r)	“Performance Share” means a right that provides for a payment in accordance with Section 14 hereof.
(s)
“Plan” means the Telular Corporation Stock Incentive Plan, as set forth herein and as amended from time to time. Unless the context clearly indicates otherwise, the term “Plan” includes the Telular Corporation Stock Option Plan prior to its amendment and restatement.

(t)	“Shares” means shares of the Common Stock, par value $.01 per Share, of the Company.
(u)	“Stock Appreciation Right” or “Right” means a right that provides for a payment in accordance with Section 10 hereof.
(v)	“Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code (or a successor provision of similar import).
(w)	“Term” means the period during which a particular Option or Right may be exercised.

3. Adoption and Duration of the Plan
(a)
The Plan is effective as of February 2, 2010, and shall terminate ten years after such effective date, unless it is sooner terminated in accordance with Section 22 hereof. Any Award outstanding at the time that the Plan is terminated shall not cease to be or cease to become exercisable pursuant to its terms because of the termination of the Plan.

(b)
The Plan shall be approved either (1) by the affirmative vote of the holders of a majority of the outstanding Shares present in person or represented by proxy and entitled to vote at a meeting of the stockholders of the Company duly called for such purpose, or (2) by the written consent of the holders of a majority of the outstanding Shares entitled to vote.

4. Number and Source of Shares Subject to the Plan
(a)
The Company may grant Awards under the Plan (including Options granted prior to this amendment and restatement) with respect to not more than 1,150,000 Shares (subject, however, to adjustment as provided in Section 21 hereof), which Shares may be provided from the Company’s treasury, by the issuance of authorized but unissued Shares, and/or by the purchase of outstanding Shares in the open market or in private transactions. The grant of an Award shall be deemed to be a grant of Shares equal to the greater of (i) the number of Shares on the basis of which the Award is calculated or (ii) the number of Shares issued (if Shares are issued) or the number of Shares with a Fair Market Value at the time of distribution equal to the cash distributed (if cash is distributed).

(b)
If, and to the extent that, all or part of an Award previously granted (including an Option granted prior to this amendment and restatement) is surrendered, lapses, expires, is forfeited or is terminated, in whole or in part, in such manner that all or some of the Shares that are the subject of the Award are not issued to a Grantee (and cash or any other form of consideration is not paid in lieu thereof pursuant to any tandem arrangement or otherwise), then such Shares subject to the Award again shall become available for the granting of Awards under the Plan within the limitation stated in subsection (a). Notwithstanding the foregoing, (i) if, while any Award is outstanding, the Grantee thereof receives any benefits of ownership of the Shares (such as the right to vote or receive dividends) or (ii) if any Shares previously issued under the Plan are surrendered, or any Shares issuable under the Plan are withheld, in payment of the exercise price or purchase price of an Award or to satisfy tax withholding obligations associated with any Award, then in each such case such Shares shall not again be available for Awards under the Plan.

5. Administration of the Plan
(a)	The Plan shall be administered by the Committee.
(b)
The Committee shall adopt such rules of procedure as it may deem appropriate for the proper administration of the Plan. All actions of the Committee under the Plan shall be effective if taken either (1) by a majority vote of the members then in office at a meeting duly called and held or (2) by execution of a written instrument signed by all of the members then in office.

(c)
The powers of the Committee shall include plenary authority to interpret the Plan. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion, from time to time: (1) to select the employees and consultants; (2) to determine the date on which each Award shall be granted; (3) to prescribe the number of Shares subject to each Award; (4) to determine the type of each Award; (5) to determine the Term of each Award; (6) to determine the periods during which Awards may be exercised and the restrictions and limitations upon exercise of Awards or the receipt of Shares; (7) to prescribe any performance criteria pursuant to which Awards may be granted or may become exercisable or payable; (8) to prescribe any limitations, restrictions or conditions on any Award; (9) to prescribe the provisions of each Agreement, which shall not be inconsistent with the terms of the Plan; (10) to adopt, amend and rescind rules and regulations relating to the Plan; and (11) to make all other determinations and take all other actions that are necessary or advisable for the implementation and administration of the Plan.

6. Individuals Eligible to Receive Awards
(a)
Awards may be granted under the Plan to employees and consultants of the Company or any Subsidiary, including employees who also serve as members of the Board. All determinations by the Committee as to the individuals to whom Awards shall be granted hereunder shall be conclusive.

(b)	Directors who are not regular salaried employees of the Company or any Subsidiary shall not be eligible to receive Awards.
(c)
A Grantee may receive more than one Award. A Grantee may not receive Awards with respect to more than 750,000 Shares (subject, however, to adjustment as provided in Section 21) in any three-year period. For purposes of the application of this limitation, if an Award is canceled, the Shares subject to the canceled Award shall continue to be counted against the maximum number of Shares for which Awards may be granted to the Grantee. If, after the grant of an Award, the exercise price or purchase price of the Award is reduced, transaction shall be treated as a cancellation of the Award and a grant of a new Award, and both the Shares subject to the Award that is deemed to be canceled and the Shares subject to the Award that is deemed to be granted shall reduce the maximum number of Shares for which Awards may be granted to the Grantee

7. Agreement
(a)	Each Award shall be evidenced by an Agreement setting forth the number of Shares subject to the Award or to which such Award corresponds, and the terms, conditions and restrictions applicable thereto.
(b)	Appropriate officers of the Company are hereby authorized to execute and deliver Agreements in the name of the Company as directed from time to time by the Committee.
8. Incentive Stock Options
(a)
The Committee may authorize the grant of Incentive Stock Options to employees and consultants, subject to the terms and conditions set forth in the Plan. The Agreement relating to an Incentive Stock Option shall state that the Option evidenced by the Agreement is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code.

(b)
The Term of each Incentive Stock Option shall end (unless the Option shall have terminated earlier under another provision of the Plan) on a date fixed by the Committee and set forth in the applicable Agreement. In no event shall the Term of the Option extend beyond ten years from the date of grant of the Option. In the case of any Grantee who, on the date the Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Company, a Parent (if any), or a Subsidiary (if any), the Term of the Option shall not extend beyond five years from the date of grant.

(c)
To the extent that the aggregate Fair Market Value of the stock with respect to which Incentive Stock Options (determined without regard to this subsection (c)) are exercisable by any Grantee for the first time during any calendar year (under all stock option plans of the Company, its Parent (if any) and its Subsidiaries (if any)) exceeds $100,000, such Options shall not be Incentive Stock Options. For the purposes of this subsection (c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted. This subsection (c) shall be applied by taking Options into account in the order in which they were granted.

(d)
The Option price per Share established by the Committee for an Incentive Stock Option shall not be less than the Fair Market Value of a Share on the date the Option is granted, except that in the case of an Incentive Stock Option granted to a Grantee who, on the date the Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Company, a Parent (if any), or a Subsidiary (if any), the Option price for each Share shall not be less than 110 percent of the Fair Market Value of a Share on the date the Option is granted. In no event may an Incentive Stock Option be granted if the Option price per Share is less than the par value of a Share.

(e)
Any Grantee who disposes of Shares purchased upon the exercise of an Incentive Stock Option either (1) within two years after the date on which the Option was granted, or (2) within one year after the transfer of such Shares to the Grantee, shall promptly notify the Company of the date of such disposition and of the amount realized upon such disposition.

9. Nonqualified Stock Options
(a)
The Committee may authorize the grant of Nonqualified Stock Options subject to the terms and conditions set forth in the Plan. Unless an Option is designated by the Committee as an Incentive Stock Option, it is intended that the Option will not be an Incentive Stock Option within the meaning of Section 422(b) of the Code and, instead, will be a Nonqualified Stock Option. The Agreement relating to a Nonqualified Stock Option shall state that the Option evidenced by the Agreement shall not be treated as an Incentive Stock Option.

(b)
The Term of each Nonqualified Stock Option shall end (unless the Option shall have terminated earlier under another provision of the Plan) on a date fixed by the Committee and set forth in the applicable Agreement. In no event shall the Term of the Nonqualified Stock Option extend beyond ten years from the date of grant of the Option.

(c)
The Option price to be paid by the Grantee for each Share purchased upon the exercise of a Nonqualified Stock Option shall be established by the Committee and set forth in the applicable Agreement. The Option price per Share of a Nonqualified Stock Option may not be less than the par value of a Share.

10. Stock Appreciation Rights
(a)
The Committee may, from time to time, grant Stock Appreciation Rights either (1) in tandem with all or a portion of an Option granted under the Plan or (2) independent of any Option granted under the Plan. A tandem Right shall be exercisable only at such times, and to such extent, as the related Option is exercisable. An independent Right shall be exercisable at such time and to such extent as the Committee shall determine.

(b)
Any Stock Appreciation Right shall permit the Grantee to receive, upon exercise of the Right, an amount (to be paid in cash, in Shares or in both cash and Shares, as determined by the Committee in its sole discretion at any time prior to or after exercise) equal in value to the difference between (1) the Fair Market Value on the date of exercise of the Shares with respect to which the Right is exercised and (2) either (i) the Option price of the related Option in the case of a Right that is related to an Option or (ii) the Fair Market Value of a Share on the date the Right was granted in the case of a Right that is not related to any Option.

(c)
With respect to Rights granted under the Plan, the Committee may establish such waiting periods, exercise dates and other limitations as it shall deem appropriate in its sole discretion, provided that (1) no Right that is granted in tandem with an Option may be exercised after the expiration of the Term of such Option and (2) the exercise of a Right (whether or not in tandem with an Option) for cash by a director or officer (within the meaning of Rule 16b-3 under the 1934 Act) of the Company is subject to the following conditions: (A) the Company shall have been subject to the reporting requirements of Section 13(a) of the 1934 Act for at least one year prior to the exercise and shall have filed all reports required to be filed under Section 13(a) during such period, (B) the Company shall have regularly released for publication quarterly and annual summary statements of sales and earnings, (C) the Committee, which shall have sole discretion to approve or disapprove the election of the Grantee to receive cash as whole or partial settlement of the Right, approves the Grantee’s election to receive cash after the election is made, (D) the exercise occurs during one of the window periods described in clause (e)(3) of Rule 16b-3 and (E) the Right is not exercised prior to the expiration of a six-month period after the date of the grant or, if later, stockholder approval of the Plan as provided in Section 3(b). In addition, the Committee may impose a prohibition on the exercise of Rights for such period or periods as it, in its sole discretion, deems to be in the best interest of the Company.

(d)
The right of a Grantee to exercise an Option shall be canceled if and to the extent that the Shares subject to the Option are used to calculate the amount to be received upon the exercise of a tandem Right, and the right of a Grantee to exercise a tandem Right shall be canceled if and to the extent that the Shares subject to the Right are purchased upon the exercise of the related Option.

(e)
A tandem Right may be granted coincident with or after the grant of any related Option; provided that the Committee shall consult with counsel before granting a tandem Right after the grant of a related Incentive Stock Option.

11. Exercise Provisions of Options and Rights
(a)
The Committee shall have authority to grant (1) Options and Rights that are exercisable in full at any time during their Term and (2) Options and Rights that become exercisable in installments during their Term. In exercising an Option or Right, the Grantee may purchase less than all of the Shares available under the Option or Right. No Option or Right granted to an officer of the Company (within the meaning of Section 16 of the 1934 Act) shall be exercisable within six months after the date of the grant of such Option or Right (or, if later, within six months following the date of stockholder approval of the Plan as provided in Section 3(b)).

(b)
The Committee may provide in the Agreement that the Option and/or Right becomes exercisable in full, notwithstanding the applicability of any limitation on the exercise of such Option or Right (other than the six-month waiting period described in the final sentence of subsection (a) above) beginning on the date on which a Change in Control has occurred.

12. Process of Exercising Options and Rights
(a)
Options or Rights shall be exercised by delivering or mailing to the Committee: (1) in the form and in the manner prescribed by the Committee, a notice specifying the number of Shares to be purchased or the number of Shares with respect to which a Right shall be exercised, and (2) if an Option is exercised, payment in full of the Option price for the Shares so purchased by a method described in Section 17 hereof.

(b)
Subject to Section 16(a) hereof, upon receipt of the notice of exercise and payment of the Option price in the case of an Option, the Company shall promptly deliver to the Grantee (or Beneficiary) a certificate or certificates for the Shares to which he is entitled, without charge to him for issue or transfer tax.

(c)
Upon the purchase of Shares under an Option or Right, the stock certificate or certificates may, at the request of the purchaser or recipient, be issued in his name and the name of another person as joint tenants with right of survivorship.

13. Exercise of Options or Rights After Termination of Employment
(a)
The Committee may provide in the Agreement that the Option and/or Right shall cease to be exercisable after the Grantee’s employment with the Company and its Subsidiaries (if any) terminates. The Committee also may provide in the Agreement that the Option and/or Right shall continue to be exercisable for a specified period (but not after such period) after the Grantee’s employment with the Company and its Subsidiaries (if any) terminates. The period during which the Option and/or Right shall remain exercisable may vary according to the reason for the termination. In no event shall an Option and/or Right be exercisable after the expiration date specified in the Agreement.

(b)
An Incentive Stock Option shall be treated as a Nonqualified Stock Option if it is exercised more than 12 months after a termination of employment because of a Disability or more than three months after a termination of employment for any reason other than death or Disability.

(c)
The Committee may provide in the Agreement that the Option and/or Right shall become immediately exercisable in full upon the Grantee’s termination of employment for specified reasons such as Disability or death; notwithstanding any provision of the Option and/or Right that provides for the exercise of the Option and/or Right in installments, except for the six-month waiting period described in the final sentence of Section 11(a). Any Option or Right that would have become immediately exercisable in full upon such a termination but for the application of such six-month waiting period shall become immediately exercisable in full upon the expiration of such six-month waiting period.

14. Performance Shares
The Committee may, from time to time, grant Performance Shares. A Performance Share shall entitle the Grantee to receive a payment as soon as practicable after a Payment Date (specified by the Committee at the time of the grant of the Performance Share) in an amount equal to the excess (if any) between (1) the Fair Market Value of a Share on the Payment Date and (2) the Fair Market Value of a Share on the date the Performance Share is granted. Unless the Committee provides otherwise at the time of grant, a Grantee may receive payment only if the Grantee remains continuously employed with the Company or a Subsidiary until such Payment Date. Payment may be made in cash, Shares or in both cash and Shares, as determined by the Committee in its sole discretion at any time prior to the Payment Date. A Performance Share does not confer the right to vote or the right to receive dividends. At the time of the grant of the Performance Share, the Committee may establish such terms, limitations and restrictions as it deems advisable, including providing for the acceleration of the Payment Date upon the occurrence of certain events.
15. Stock-Based Awards
The Committee may, from time to time, grant Awards under the Plan that consist of, are denominated in or payable in, are valued in whole or in part by reference to, or otherwise are based on or related to, Shares, provided that such grants comply with applicable law. The Committee may subject such Awards to such vesting or earn-out provisions, restrictions on transfer, and/or other restrictions on incidents of ownership as the Committee may determine, provided that such restrictions are not inconsistent with the terms of the Plan. The Committee may grant Awards under this Section 15 that require no payment of consideration by the Grantee (other than services previously rendered or, as may be permitted by applicable law, services to be rendered), either on the date of grant or the date any restriction(s) thereon are removed. Awards granted under this Section 15 may include, by way of example, restricted Shares, performance bonus awards, and other Awards that are payable in cash, or that are payable in cash or Shares or other property (at the election of the Committee or, if the Committee so provides, at the election of the Grantee), provided that such Awards are denominated in Shares, valued in whole or in part by reference to Shares, or otherwise based on or related to Shares.
16. Conditions on Awards
(a)
The grant or exercise of an Award and the distribution of Shares or cash under the Plan shall be subject to the condition that if at any time the Company shall determine (in accordance with the provisions of the following sentence) that it is necessary as a condition of, or in connection with, such grant, exercise or distribution (1) to satisfy withholding tax or other withholding liabilities, (2) to effect the listing, registration or qualification on any securities exchange, on any quotation system, or under any federal, state or local law, of any Shares otherwise deliverable in connection with such grant, exercise or distribution, or (3) to obtain the consent or approval of any regulatory body, then in any such event such grant, exercise or distribution shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its reasonable and good faith judgment. In seeking to effect or obtain any such withholding, listing, registration, qualification, consent or approval, the Company shall act with all reasonable diligence. Any such postponement or limitation affecting the right to exercise an Award or the grant or distribution of an Award, Shares or cash shall not extend the time within which the Award may be granted or exercised or the Shares or cash distributed, unless the Company and the Grantee choose to amend the terms of the Award to provide for such an extension; and neither the Company nor any of its directors or officers shall have any obligation or liability to the Grantee or to a Beneficiary by reason of any such postponement or limitation.

(b)	All Awards granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution, and an Award may be exercised during the lifetime of the Grantee only by him.

17. Payment for Award
Any exercise or purchase price of an Award may be payable, at the discretion of the Committee, by any one or a combination of the following methods: (1) by money order, cashier’s check or certified check; (2) by having the Company withhold Shares otherwise deliverable to the Grantee or by the tender of other Shares to the Company; or (3) unless the Committee expressly provides otherwise (at the time of grant in the case of Incentive Stock Option or at any time prior to exercise or purchase in the case of any other Award) by cash payment made by the Grantee’s broker pursuant to the Grantee’s instructions (and, if so instructed by the Grantee, cash payment by the Grantee’s broker of the amount of any taxes to be withheld in connection with the exercise), accompanied by the Grantee’s irrevocable instructions to the Company to deliver the Shares issuable upon exercise of the Option promptly to the broker for the Grantee’s account; provided that, in the case of any director or officer (within the meaning of Section 16 of the 1934 Act) of the Company, such exercise would not subject the Grantee to short-swing profit recovery provision of Section 16(b) of the 1934 Act. Shares tendered in satisfaction of the exercise price or purchase price shall be valued at their Fair Market Value on the date of tender. The Committee shall determine acceptable methods for tendering Shares to exercise an Award under the Plan, and may impose such limitations and prohibitions on the use of Shares to exercise Awards as it deems appropriate. The date of exercise of an Award shall be deemed to be the date on which the notice of exercise and payment of the exercise price or purchase price are received by the Committee or, if such notice of exercise and payment are mailed in the United States and the United States Postal Service has stamped its postmark thereon, then on the date of such postmark.
19. Tax Withholding
(a)
The Company shall have the right to collect an amount sufficient to satisfy any federal, state and/or local withholding tax requirements that might apply with respect to any Award (including, without limitation, the exercise of an Option or Right, the disposition of Shares, or the grant or distribution of Shares or cash) in the manner specified in subsection (b) or (c) below. Alternatively, a Grantee may elect to satisfy any such withholding tax requirements in the manner specified in subsection (d) or (e) below to the extent permitted therein.

(b)	The Company shall have the right to require Grantees to remit to the Company an amount sufficient to satisfy any such withholding tax requirements.
(c)
The Company and any Subsidiary also shall, to the extent permitted by law, have the right to deduct from any payment of any kind (whether or not related to the Plan) otherwise due to a Grantee any such taxes required to be withheld.

(d)
If the Committee in its sole discretion approves, a Grantee may irrevocably elect to have any withholding tax obligation satisfied by (i) having the Company withhold Shares otherwise deliverable to the Grantee with respect to the Award, or (ii) delivering other Shares to the Company; provided that, to the extent necessary for a director or an officer (within the meaning of Section 16 of the 1934 Act) of the Company to obtain exemption from the short-swing profit recovery provisions of Section 16(b) of the 1934 Act, any such election either (i) shall be made by an irrevocable election made at least six months before the date on which the amount of the tax to be withheld is determined or (ii) is subject to the following conditions: (A) the Company shall have been subject to the reporting requirements of Section 13(a) of the 1934 Act for at least one year prior to the election and shall have filed all reports required to be filed under Section 13(a) during such period, (B) the Company shall have regularly released for publication quarterly and annual summary statements of sales and earnings, (C) the Committee, which shall have sole discretion to approve or disapprove such election, approves the election after the election is made, (D) the election occurs during (or in advance to take effect during) one of the window periods described in clause (c)(3) of Rule 16b-3 and (E) the election does not occur prior to the expiration of a six-month period after the date of the grant of the Award or, if later, stockholder approval of the Plan as provided in Section 3(b).

(e)	If permitted by the Committee, a Grantee may elect to have any withholding tax obligation satisfied in the manner described in Section 17(3), to the extent permitted therein.
20. Fractional Shares
No fractional Shares shall be issued pursuant to the Plan or any Award. The Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of fractional Shares, or whether fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

21. Shareholder Rights
(a)	No Award shall not confer upon a Grantee any rights of a Shareholder unless and until the Shares are actually issued to him.
(b)
Subject to any required action by the Company’s Shareholders, if the Company shall be a party to any merger, consolidation or reorganization in which Shares are changed or exchanged, a Grantee holding an outstanding Award shall be entitled to receive, upon the exercise of such Award, the same consideration that a holder of the same number of Shares that are subject to the Award is entitled to receive pursuant to such merger, consolidation or reorganization.

22. Adjustment for Changes in Capitalization
In addition to the provisions of Section 20(b) above, in the event of (i) any change in the Shares through merger, consolidation, reorganization, recapitalization (ii) any dividend on the Shares that is payable in such Shares, or (iii) a stock split or a combination of Shares, then, in any such case, the aggregate number and type of Shares available for Awards, the number and type of Shares subject to outstanding Awards, the exercise price or purchase price per Share of each outstanding Award and the number of Shares with respect to which Awards may be granted to a Grantee within any three-year period, shall be adjusted by the Committee as it deems equitable in its sole and absolute discretion to prevent substantial dilution or enlargement of the rights of the Grantees, subject to any required action by the Shareholders of the Company; and provided that with respect to Incentive Stock Options, no such adjustment shall be required to the extent that such adjustment would cause such Options to violate Section 422(b) of the Code; and provided that no such adjustment shall be required to the extent that such adjustment would subject the Grantee to adverse tax consequences under Section 409A of the Code.
23. Termination, Suspension or Modification of Plan
The Board of Directors may at any time terminate, suspend or modify the Plan, except that the Board shall not, without the approval of the holders of a majority of the Company’s outstanding Shares present in person or represented by proxy and entitled to vote at a meeting of the stockholders of the Company duly called for such purpose or by the written consent of the holders of a majority of the outstanding Shares entitled to vote, (a) change the class of persons eligible for Awards; (b) change the exercise price or purchase price of Awards (other than through adjustment for changes in capitalization as provided in Section 21 hereof); (c) increase the maximum duration of the Plan; (d) materially increase the benefits accruing to participants under the Plan; or (e) materially increase the number of securities that may be issued under the Plan. No termination, suspension, or modification of the Plan shall adversely affect any right acquired by any Grantee or by any Beneficiary, under the terms of any Award granted before the date of such termination, suspension or modification, unless such Grantee or Beneficiary shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization in accordance with Section 21 hereof does not adversely affect any such right.
25. Application of Proceeds
The proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.
26. Unfunded Plan
The Plan shall be unfunded. Neither the Company nor any Subsidiary shall be required to segregate any assets that may be represented by any Awards, and neither the Company nor any Subsidiary nor the Board shall be deemed to be a trustee of any amounts to be paid under any Award. Any liability of the Company or any Subsidiary to pay any Grantee or Beneficiary with respect to an Award shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan and the applicable Agreement; no such obligation shall be deemed to be secured by any pledge of, or encumbrance on, any property of the Company or a Subsidiary.
27. General Provisions
The grant of an Award at any time shall not give the Grantee any right to similar grants at any other time or any right to be retained in the employ of the Company or its Subsidiaries.
28. Governing Law
The Plan shall be governed and its provisions construed, enforced and administered in accordance with the laws of the state of Illinois, except to the extent that such laws may be superseded by any federal law.

APPENDIX B
TELULAR CORPORATION
SECOND AMENDED AND RESTATED
NON-EMPLOYEE DIRECTOR STOCK INCENTVE PLAN
1. Purpose
The Telular Corporation Second Amended and Restated Non-Employee Director Stock Incentive Plan is intended to enhance and promote the interests of the Company and its shareholders by attracting and retaining non-employee directors of outstanding ability, increasing the identity of interests between the non-employee directors and the Company’s Shareholders, providing an incentive for the non-employee directors to perform in a superior manner, and rewarding such superior performance.
2. Definitions
In this Plan document, unless the context clearly indicates otherwise, words in the masculine gender shall be deemed to refer to females as well as to males, any term used in the singular also shall refer to the plural, and the following capitalized terms shall have the following meanings:
(a)	“Agreement” means the written agreement to be entered into by the Company and the Grantee, as provided in Section 7, below.
(b)	“Award” means an Option or any award described in Section 12, below.
(c)
“Beneficiary” means the person or persons designated in writing by the Grantee as his beneficiary with respect to an Award in the event of the Grantee’s death; or, in the absence of an effective designation or if the designated person or persons predecease the Grantee, the Grantee’s Beneficiary shall be the person or persons who acquire by bequest or inheritance the Grantee’s rights in respect of an Award. In order to be effective, a Grantee’s designation of a Beneficiary must be on file with the Committee before the Grantee’s death. Any such designation may be revoked by the Grantee and a new designation substituted in its place at any time before the Grantee’s death.

(d)	“Board of Directors” or “Board” means the board of directors of the Company.
(e)	A “Change in Control” shall be deemed to occur when and if any of the following events occurs:
(1)
the Company acquires knowledge that any “person” or “group” within the meaning of Section 13(d) and 14(d)(2) of the 1934 Act in a transaction or series of transactions has become the “beneficial owner,” as defined in Rule 13d-3 under the 1934 Act, directly or indirectly, of a majority of the then-outstanding voting securities of the Company (not including voting securities held by officers or directors of the Company within the meaning of Section 16 of the 1934 Act), otherwise than through a transaction or series of transactions arranged by, or consummated with the prior approval of, the Board; or

(2)
the consummation of a merger or consolidation of the Company with, or a sale of all or substantially all of the assets of the Company to, another corporation unaffiliated with the Company that has been approved by the holders of a majority of the outstanding voting securities of the Company (not including any voting securities that are held by directors or officers of the Company within the meaning of Section 16 of the 1934 Act) and, after which merger, consolidation, or sale, the Shareholders of the Company immediately prior thereto do not beneficially own at least a majority of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors of the corporation surviving such merger, consolidation, or sale to which all or substantially all such assets are transferred.

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g)
“Committee” means a committee, appointed or approved by the Board pursuant to Section 5(a), below, consisting of not less than two directors who are “disinterested persons” within the meaning of Rule 16b-3 under the 1934 Act (or any successor rule of similar import) or such greater number of directors as may be required to satisfy the requirements of Rule 16b-3 as in effect from time to time. Initially, and unless and until the Board acts to the contrary, the Committee shall be the Compensation Committee of the Board.

(h)	“Company” means Telular Corporation.
(i)	“Disability” means having a total and permanent disability as defined in Section 22(e)(3) of the Code.
(j)
“Fair Market Value” means, when used in connection with the Shares on a certain date, (1) the closing price if Shares are listed on NASDAQ or any national stock exchange or (2) if Shares are not listed, any other appropriate method that the Committee deems fair and equitable. To the extent clause (2) applies, the Committee shall chose a valuation method that renders an Award exempt from Section 409A of the Code unless it expressly indicates that it intended for the Award to be subject to Section 409A of the Code.

(k)	“Grantee” means a person to whom an Award has been granted under the Plan.
(l)	“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.
(m)	“Option” means an option to purchase a Share or Shares under the Plan.
(n)	“Plan” means the Telular Corporation First Amended and Restated Non-Employee Directors’ Stock Incentive Plan, as set forth herein and as amended from time to time.
(o)	“Shares” means shares of the common stock, par value $.01 per Share, of the Company.
(p)	“Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code (or a successor provision of similar import).
(q)	“Term” means the period during which a particular Option may be exercised.
3. Adoption and Duration of the Plan
(a)
The Plan is effective as of February 2, 2010, and shall terminate ten years after such effective date, unless it is sooner terminated in accordance with Section 19, below. Any Award outstanding at the time that the Plan is terminated shall not cease to be or cease to become exercisable pursuant to its terms because of the termination of the Plan.

(b)
The Plan shall be approved either (1) by the affirmative vote of the holders of a majority of the outstanding Shares present in person or represented by proxy and entitled to vote at meeting of the stockholders of the Company duly called for such purpose or (2) by the written consent of the holders of a majority of the outstanding Shares entitled to vote.

4. Number and Source of Shares Subject to the Plan
(a)
The Company may grant Awards under the Plan with respect to not more than 580,000 Shares (subject, however, to adjustment as provided in Section 18, below), which Shares may be provided from the Company’s treasury, by the issuance of authorized but unissued Shares, and/or by the purchase of outstanding Shares in the open market or in private transactions. The grant of an Award shall be deemed to be a grant of Shares equal to the greater of (1) the number of Shares on the basis of which the Award is calculated or (2) the number of Shares issued (if Shares are issued) or the number of Shares with a Fair Market Value at the time of distribution equal to the cash distributed (if cash is distributed).

(b)
If, and to the extent that, all or part of an Award previously granted is surrendered, lapses, expires, is forfeited, or is terminated, in whole or in part, in such manner that all or some of the Shares that are the subject of the Award are not issued to a Grantee (and cash or any other form of consideration is not paid in lieu thereof), then such Shares subject to the Award again shall become available for the granting of Awards under the Plan within the limitation stated in Section 4(a), above. Notwithstanding the foregoing, (1) if, while any Award is outstanding, the Grantee thereof receives any benefits of ownership of the Shares (such as the right to vote or receive dividends) or (2) if any Shares previously issued under the Plan are surrendered, or any Shares issuable under the Plan are withheld, in payment of the exercise price or purchase price of an Award or to satisfy tax withholding obligations associated with any Award, then in each such case such Shares shall not again be available for Awards under the Plan.

5. Administration of the Plan
(a)	The Plan shall be administered by the Committee.
(b)
The Committee shall adopt such rules of procedure as it may deem appropriate for the proper administration of the Plan. All actions of the Committee under the Plan shall be effective if taken either by (1) a majority vote of the members then in office at a meeting duly called and held or (2) execution of a written instrument signed by all of the members then in office.

(c)
The powers of the Committee shall include plenary authority to interpret the Plan. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion, from time to time:

(1)	to select the members of the Board of Directors to whom Awards shall be granted;
(2)	to determine the date on which each Award shall be granted;
(3)	to prescribe the number of Shares subject to each Award;
(4)	to determine the type of each Award;
(5)	to determine the Term of each Award;
(6)	to determine the periods during which Awards may be exercised and the restrictions and limitations upon exercise of Awards or the receipt of Shares;
(7)	to prescribe any performance criteria pursuant to which Awards may be granted or may become exercisable;
(8)	to prescribe any limitations, restrictions, or conditions on any Award;
(9)	to prescribe the provisions of each Agreement, which shall not be inconsistent with the terms of the Plan;
(10)	to adopt, amend, and rescind rules and regulations relating to the Plan; and
(11)	to make all other determinations and take all other actions that are necessary or advisable for the implementation and administration of the Plan.
(d)	Any Award granted to a member of the Committee shall be approved by the Board, and no member of the Committee may approve the grant of an Award to himself.
6. Individuals Eligible to Receive Awards
Awards may be granted under the Plan to members of the Board who are not employees of the Company or any Subsidiary. A Grantee may receive more than one Award. Except as provided in Section 5(d), above, all determinations by the Committee as to the individuals to whom Awards shall be granted under the Plan shall be conclusive.

7. Agreement
(a)
Each Award shall be evidenced by an Agreement setting forth the number of Shares subject to the Award or to which such Award corresponds, and the terms, conditions, and restrictions applicable thereto.

(b)	Appropriate officers of the Company are hereby authorized to execute and deliver Agreements in the name of the Company as directed from time to time by the Committee.
8. Stock Options
(a)
The Committee may authorize the grant of Options subject to the terms and conditions set forth in the Plan. No Option granted under the Plan shall be an incentive stock option within the meaning of Section 422(b) of the Code. Instead, all Options shall be nonqualified stock options. The Agreement relating to an Option shall state that the Option evidenced by the Agreement shall not be treated as an incentive stock option.

(b)
The Term of each Option shall end (unless the Option shall have terminated earlier under another provision of the Plan) on a date fixed by the Committee and set forth in the applicable Agreement. In no event shall the Term of the Option extend beyond ten years from the date of grant of the Option.

(c)
The Option price to be paid by the Grantee of each Share purchased upon the exercise of an Option shall be established by the Committee and set forth in the applicable Agreement. The Option price per Share of an Option may not be less than the par value of a Share.

9. Exercise Provisions of Stock Options
(a)
The Committee shall have authority to grant (1) Options that are or may become exercisable in full at any time during their Term and (2) Options that become exercisable in installments during their Term. In exercising an Option, the Grantee may purchase less than all of the Shares available under the Option. No Option shall be exercisable within six months after the date of the grant of such Option (or, if later, within six months following the date of stockholder approval of the Plan as provided in Section 3(b)).

(b)
The Committee may provide in the Agreement that the Option becomes exercisable in full, notwithstanding the applicability of any limitation on the exercise of such Option (other than the six-month waiting period described in the final sentence of Section 9(a), above) beginning on the date on which a Change in Control has occurred.

(c)	The Committee may, in its sole discretion, suspend the exercise of any Option due to an impending, unusual or non-recurring event, including, but not limited to, the events described in Section 18.
10. Process of Exercising Stock Options
(a)
Options shall be exercised by delivering or mailing to the Committee: (1) in the form and in the manner prescribed by the Committee, a notice specifying the number of Shares to be purchased and (2) payment in full of the Option price for the Shares so purchased by a method described in Section 14, below.

(b)
Subject to Section 13(a), below, upon receipt of the notice of exercise and payment of the Option price, the Company shall promptly deliver to the Grantee (or Beneficiary) a certificate or certificates for the Shares to which he is entitled, without charge to him for issue or transfer tax.

(c)
Upon the purchase of Shares under an Option, the stock certificate or certificates may, at the request of the purchaser or recipient, be issued in his name and the name of another person as joint tenants with right of survivorship.

11. Exercise of Stock Options After Termination of Directorship
(a)
The Committee may provide in the Agreement that the Option shall cease to be exercisable after the Grantee no longer is a member of the Board. The Committee also may provide in the Agreement that the Option shall continue to be exercisable for a specified period (but not after such period) after the Grantee no longer is a member of the Board. The period during which the Option shall remain exercisable may vary according to the reason the Grantee ceases to be a member of the Board. In no event shall an Option be exercisable after the expiration date specified in the Agreement.

(b)
The Committee may provide in the Agreement that the Option shall become immediately exercisable in full upon the Grantee ceasing to be a member of the Board for specified reasons such as Disability or death; notwithstanding any provision of the Option that provides for the exercise of the Option in installments, except for the six-month waiting period described in the final sentence of Section 9(a), above. Any Option that would have become immediately exercisable in full upon such a termination but for the application of such six-month waiting period shall become immediately exercisable in full upon the expiration of such six-month waiting period.

12. Other Stock-Based Awards
(a)
The Committee may, from time to time, grant Awards under the Plan that consist of, are denominated in, payable in, are valued in whole or in part by reference to, or otherwise are based on or related to, Shares, provided that such grants comply with applicable law.

(b)
The Committee may subject Awards to such vesting or earn-out provisions, restrictions on transfer, and/or other restrictions on incidents of ownership as the Committee may determine, provided that such restrictions are not inconsistent with the terms of the Plan.

(c)
The Committee may grant Awards under this Section 12 that require no payment of consideration by the Grantee (other than services previously rendered), either on the date of grant or on the date any such restriction(s) are removed.

(d)
Awards granted under this Section 12 may include, by way of example, restricted Shares and other Awards that are payable in cash, or that are payable in cash or Shares or other property (at the election of the Committee or, if the Committee so provides, at the election of the Grantee), provided that such Awards are denominated in Shares, valued in whole or in part by reference to Shares, or otherwise based on or related to Shares.

13. Conditions on Awards
(a)
The grant or exercise of an Award and the distribution of Shares or cash under the Plan shall be subject to the condition that if at any time the Company shall determine (in accordance with the provisions of the following sentence) that it is necessary as a condition of, or in connection with, such grant, exercise, or distribution:

(1)	to satisfy withholding tax or other withholding liabilities,
(2)
to effect the listing, registration, or qualification on any securities exchange, on any quotation system, or under any federal, state, or local law, of any shares otherwise deliverable in connection with such grant, exercise, or distribution, or

(3)
to obtain the consent or approval of any regulatory body, then in any such event such grant, exercise, or distribution shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its reasonable and good faith judgment. In seeking to effect or obtain any such withholding, listing, registration, qualification, consent, or approval, the Company shall act with all reasonable diligence and the Grantee shall supply the Company with such certificates, representations, and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such withholding, listing, registration, qualification, consent, or approval. Any such postponement or limitation affecting the right to exercise an Award or the grant or distribution of an Award, Shares, or cash shall not extend the time within which the Award may be granted or exercised or the Shares or cash distributed, unless the Company and the Grantee choose to amend the terms of the Award to provide for such an extension; and neither the Company nor any of its directors or officers shall have any obligation or liability to the Grantee or to a Beneficiary by reason of any such postponement or limitation.

(b)	All Awards granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution, and an Award may be exercised during the lifetime of the Grantee only by him.
(c)
If the Shares subject to an Award have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), as of the date an Award is exercised, the Committee may require, as a condition to the exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of the Securities Act and may require that certificates evidencing such shares bear an appropriate legend restricting transfer.

(d)
The Committee may at any time impose any limitations upon an Award that, in the Committee’s discretion, are necessary or desirable in order to avoid violations of Section 16(b) of the 1934 Act. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to suspend or reduce the period during which any Award may be exercised, the Committee may, in its discretion and without the Grantee’s consent, so suspend or reduce such period on not less than fifteen days’ written notice to the holders thereof.

14. Payment for Award
Any exercise or purchase price of an Award may be payable, at the discretion of the Committee, by any one or a combination of the following methods, provided that such exercise would not subject the Grantee to short-swing profit recovery provisions of Section 16(b) of the 1934 Act:
(a)	by money order, cashier’s check, or certified check;
(b)	by having the Company withhold Shares otherwise deliverable to the Grantee or by the tender of other Shares to the Company; or
(c)
unless the Committee expressly provides otherwise (at any time prior to exercise or purchase) by cash payment made by the Grantee’s broker pursuant to the Grantee’s instructions (and, if so instructed by the Grantee, cash payment by the Grantee’s broker of the amount of any taxes to be withheld in connection with the exercise), accompanied by the Grantee’s irrevocable instructions to the Company to deliver the Shares issuable upon exercise of the Option promptly to the broker for the Grantee’s account. Shares tendered in satisfaction of the exercise price or purchase price shall be valued at their Fair Market Value on the date of tender. The Committee shall determine acceptable methods for tending Shares to exercise an Award under the Plan and may impose such limitations and prohibitions on the use of Shares to exercise Awards as it deems appropriate. The date of exercise of an Award shall be deemed to be the date on which the notice of exercise and payment of the exercise price or purchase price are received by the Committee or, if such notice of exercise and payment are mailed in the United States and the United States Postal Service has stamped its postmark thereon, then on the date of such postmark.

15. Tax Withholding
(a)
The Company shall have the right to collect an amount sufficient to satisfy any federal, state, and/or local withholding tax requirements that might apply with respect to any Award (including, without limitation, the exercise of an Option, the disposition of Shares, or the grant or distribution of Shares or cash) in the manner specified in Sections 15(b) or 15(c), below. Alternatively, a Grantee may elect to satisfy any such withholding tax requirements in the manner specified in Sections 15(d) or 15(e), below, to the extent permitted therein.

(b)	The Company shall have the right to require Grantees to remit to the Company an amount sufficient to satisfy any such withholding tax requirements.

(c)
The Company and any Subsidiary also shall, to the extent permitted by law, have the right to deduct from any payment of any kind (whether or not related to the Plan) otherwise due to a Grantee any such taxes required to be withheld.

(d)
If the Committee in its sole discretion approves, a Grantee may irrevocably elect to have any withholding tax obligation satisfied by having the Company withhold Shares otherwise deliverable to the Grantee with respect to the Award or delivering other Shares to the Company; provided that, to the extent necessary to obtain exemption from the short-swing profit recovery provisions of Section 16(b) of the 1934 Act, any such election either:

(1)	shall be made by an irrevocable election made at least six months before the date on which the amount of the tax to be withheld is determined
OR
(2)	is subject to the following conditions:
(A)
the Company shall have been subject to the reporting requirements of Section 13(a) of the 1934 Act for at least one year prior to the election and shall have filed all reports required to be filed under Section 13(a) during such period,

(B)	the Company shall have regularly released for publication quarterly and annual summary statements of sales and earnings,
(C)	the Committee, which shall have sole discretion to approve or disapprove such election, approves the election after the election is made,
(D)	the election occurs during (or in advance to take effect during) one of the window periods described in clause (c)(3) of Rule 16b-3, and
(E)	the election does not occur prior to the expiration of a six-month period after the date of the grant of the Award or, if later, stockholder approval of the Plan as provided in Section 3(b).
(e)	If permitted by the Committee, a Grantee may elect to have any withholding tax obligation satisfied in the manner described in Section 14(c), to the extent permitted therein.
16. Fractional Shares
No fractional Shares shall be issued pursuant to the Plan or any Award. The Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of fractional Shares, or whether fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.
17. Shareholder Rights
(a)	No Award shall confer upon a Grantee any rights of a Shareholder unless and until the Shares are actually issued to him.
(b)
Subject to any required action by the Company’s Shareholders, if the Company shall be a party to any merger, consolidation, or reorganization in which Shares are changed or exchanged, a Grantee holding an outstanding Award shall be entitled to receive, upon the exercise of such Award, the same consideration that a holder of the same number of Shares that are subject to the Award is entitled to receive pursuant to such merger, consolidation, or reorganization.

18. Adjustment for Changes in Capitalization
In addition to the provisions of Section 17(b), above, in the event of (1) any change in the Shares through merger, consolidation, reorganization, or recapitalization, (2) any dividend on the Shares that is payable in such Shares, or (3) a stock split or a combination of Shares, then in any such case, the aggregate number and type of Shares available for Awards, the number and type of Shares subject to outstanding Awards, the exercise price or purchase price per Share of each outstanding Award and the number of Shares with respect to which Awards may be granted to a Grantee within any three-year period, shall be adjusted by the Committee as it deems equitable in its sole and absolute discretion to prevent substantial dilution or enlargement of the rights of the Grantees, subject to any required action by the Shareholder of the Company; provided that no such adjustment shall be required to the extent that such adjustment would subject the Grantee to adverse tax consequences under Section 409A of the Code.

19. Termination, Suspension, or Modification of Plan
The Board of Directors may at any time terminate, suspend, or modify the Plan, except that the Board shall not, without the approval of the holders of a majority of the Company’s outstanding Shares present in person or represented by proxy and entitled to vote at a meeting of the stockholders of the Company duly called for such purpose or by the written consent of the holders of a majority of the outstanding Shares entitled to vote:
(a)	change the class of persons eligible for Awards;
(b)	change the exercise price or purchase price of Awards (other than through adjustment for changes in capitalization as provided in Section 18, above);
(c)	increase the maximum duration of the Plan;
(d)	materially increase the benefits accruing to participants under the Plan; or
(e)
materially increase the number of securities that may be issued under the Plan. No termination, suspension, or modification of the Plan shall adversely affect any right acquired by any Grantee or by any Beneficiary, under the terms of any Award granted before the date of such termination, suspension, or modification, unless such Grantee or Beneficiary shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization in accordance with Section 18, above, does not adversely affect any such right.

20. Application Of Proceeds
The proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.
21. Unfunded Plan
The Plan shall be unfunded. Neither the Company nor any Subsidiary shall be required to segregate any assets that may be represented by any Awards, and neither the Company nor any Subsidiary nor the Board shall be deemed to be a trustee of any amounts to be paid under any Award. Any liability of the Company or any Subsidiary to pay any Grantee or Beneficiary with respect to an Award shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan and the applicable Agreement; no such obligation shall be deemed to be secured by any pledge of, or encumbrance on, any property of the Company or a Subsidiary.
22. General Provisions
The grant of an Award at any time shall not give the Grantee any right to similar grants at any other time or any right to be retained in the employ of the Company or its Subsidiaries.
23. Governing Law
The Plan shall be governed and its provisions construed, enforced and administrated in accordance with the laws of the state of Illinois, except to the extent that such laws may be superseded by any federal law.

TELULAR CORPORATION
Proxy for the Annual Meeting of Shareholders to be held on February 2, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
The undersigned hereby constitutes and appoints Joseph A. Beatty, with full power of substitution, for and on behalf of the undersigned to vote as a proxy, as directed and permitted herein, at the 2010 Annual Meeting of Shareholders of the Company to be held at the at Paces West, located at 2727 Paces Ferry Rd., SE, Building One Conference Room (lower level), Atlanta, Georgia 30339 on Tuesday, February 2, 2010 at 8:30 a.m., and at any adjournment thereof, upon matters set forth in the Proxy Statement and, in his judgment and discretion, upon such other business as may properly come before the meeting.
PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.
(Continued and to be signed on reverse side)

TELULAR CORPORATION
PLEASE MARK YOUR VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.
Directors recommend: A vote for the election of the following directors.

	FOR	WITHHOLD	EXCEPT
	ALL	ALL	FOR
1. Election of Directors-	☐	☐	☐

1-Larry J. Ford, 2-Lawrence S. Barker, 3-Joseph A. Beatty, 4-Betsy J. Bernard, 5-Brian J. Clucas,
6- Jeffrey Jacobowitz and 7- M. Brian McCarthy.

Nominee Exception (To withhold authority to vote for any individual nominee(s), write those numbers from the list on the line above)

	For	Against	Abstain
2.     To Approve the First Amended and Restated 2008 Employee Stock Incentive Plan and the increased funding of the plan from 500,000 shares of common stock to 1,150,000 shares of common stock for for issuance of options and other permitted awards.
	☐	☐	☐

	For	Against	Abstain
3.     To Approve the Second Amended and Restated Non-Employee Director Stock Incentive plan and the increased funding of the plan from 500,000 shares of common stock to 580,000 shares of common stock for issuance of options and other permitted awards.
	☐	☐	☐

	For	Against	Abstain
4. To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending September 30, 2010.	☐	☐	☐
“NOTE” SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
THE MEETING OR ANY ADJOURNMENT THEREOF.

Dated:

Signature(s)